                                                                EXHIBIT 10.15
                                                                        ------

                                                         [EXECUTION COUNTERPART]





       ==================================================================


                                  IRIDIUM LLC

                             ---------------------


                                CREDIT AGREEMENT


                          Dated as of August 21, 1996


                             ----------------------

                                  $750,000,000

                            -----------------------



                             CHASE SECURITIES INC.
                                      and
                     BZW, a division of BARCLAYS BANK PLC,
                              as Global Arrangers,

                           THE CHASE MANHATTAN BANK,
                            as Administrative Agent

                                      and

                               BARCLAYS BANK PLC,
                             as Documentation Agent


       ==================================================================

                               TABLE OF CONTENTS

                 This Table of Contents is not part of the Agreement to which it is attached but is inserted for convenience of reference only.

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
    Section 1. Definitions and Accounting Matters . . . . . . . . . . . . . . . . . . . . .          1
         1.01  Certain Defined Terms  . . . . . . . . . . . . . . . . . . . . . . . . . . .          1
         1.02  Accounting Terms and Determinations  . . . . . . . . . . . . . . . . . . . .         15
         1.03  Types of Loans . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         16

    Section 2. Commitments, Loans, Revolving Credit Notes and
               Prepayments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         16
         2.01  Loans  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         16
         2.02  Borrowings . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         16
         2.03  Changes of Commitments . . . . . . . . . . . . . . . . . . . . . . . . . . .         17
         2.04  Commitment Fee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         17
         2.05  Lending Offices  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         17
         2.06  Several Obligations; Remedies Independent  . . . . . . . . . . . . . . . . .         17
         2.07  Revolving Credit Notes . . . . . . . . . . . . . . . . . . . . . . . . . . .         18
         2.08  Prepayments and Conversions or Continuations of
               Loans  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         18

    Section 3. Payments of Principal and Interest . . . . . . . . . . . . . . . . . . . . .         19
         3.01  Repayment of Loans . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         19
         3.02  Interest . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         19

    Section 4. Payments; Pro Rata Treatment; Computations; Etc. . . . . . . . . . . . . . .         20
         4.01  Payments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         20
         4.02  Pro Rata Treatment . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         21
         4.03  Computations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         21
         4.04  Minimum Amounts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         22
         4.05  Certain Notices  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         22
         4.06  Non-Receipt of Funds by the Administrative Agent . . . . . . . . . . . . . .         23
         4.07  Sharing of Payments, Etc.  . . . . . . . . . . . . . . . . . . . . . . . . .         24

    Section 5. Yield Protection, Etc. . . . . . . . . . . . . . . . . . . . . . . . . . . .         26
         5.01  Additional Costs . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         26
         5.02  Limitation on Types of Loans . . . . . . . . . . . . . . . . . . . . . . . .         28
         5.03  Illegality . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         29
         5.04  Treatment of Affected Loans  . . . . . . . . . . . . . . . . . . . . . . . .         29
         5.05  Compensation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         30
         5.06  U.S. Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         31
         5.07  Replacement of Lenders . . . . . . . . . . . . . . . . . . . . . . . . . . .         32

    Section 6. Conditions Precedent . . . . . . . . . . . . . . . . . . . . . . . . . . . .         33
         6.01  Effectiveness  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         33
         6.02  Initial and Subsequent Loans . . . . . . . . . . . . . . . . . . . . . . . .         35





                                      (i)
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
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    Section 7. Representations and Warranties . . . . . . . . . . . . . . . . . . . . . . .         36
         7.01  Legal Existence  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         36
         7.02  Financial Condition  . . . . . . . . . . . . . . . . . . . . . . . . . . . .         36
         7.03  Litigation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         37
         7.04  No Breach  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         37
         7.05  Action . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         37
         7.06  Approvals  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         38
         7.07  Use of Credit  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         38
         7.08  ERISA  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         38
         7.09  Taxes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         38
         7.10  Investment Company Act . . . . . . . . . . . . . . . . . . . . . . . . . . .         38
         7.11  Public Utility Holding Company Act . . . . . . . . . . . . . . . . . . . . .         39
         7.12  Capitalization . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         39
         7.13  Subsidiaries and Certain Investments . . . . . . . . . . . . . . . . . . . .         39
         7.14  True and Complete Disclosure . . . . . . . . . . . . . . . . . . . . . . . .         39

    Section 8. Covenants of the Company . . . . . . . . . . . . . . . . . . . . . . . . . .         40
         8.01  Financial Statements Etc.  . . . . . . . . . . . . . . . . . . . . . . . . .         40
         8.02  Litigation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         43
         8.03  Existence, Etc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         44
         8.04  Insurance  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         45
         8.05  Prohibition of Fundamental Changes . . . . . . . . . . . . . . . . . . . . .         45
         8.06  Limitation on Liens  . . . . . . . . . . . . . . . . . . . . . . . . . . . .         45
         8.07  Indebtedness . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         47
         8.08  Investments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         48
         8.09  Restricted Payments  . . . . . . . . . . . . . . . . . . . . . . . . . . . .         49
         8.10  Lines of Business  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         49
         8.11  Transactions with Affiliates . . . . . . . . . . . . . . . . . . . . . . . .         49
         8.12  Use of Proceeds  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         50
         8.13  Certain Obligations Respecting Subsidiaries  . . . . . . . . . . . . . . . .         50
         8.14  Modifications of LLC Agreement . . . . . . . . . . . . . . . . . . . . . . .         50

    Section 9. Events of Default  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         51

    Section 10. The Agents  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         55
         10.01  Appointment, Powers and Immunities  . . . . . . . . . . . . . . . . . . . .         55
         10.02  Reliance by the Agents  . . . . . . . . . . . . . . . . . . . . . . . . . .         56
         10.03  Defaults  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         57
         10.04  Rights as a Lender  . . . . . . . . . . . . . . . . . . . . . . . . . . . .         57
         10.05  Indemnification . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         58
         10.06  Non-Reliance on the Agents and Other Lenders  . . . . . . . . . . . . . . .         58
         10.07  Failure to Act  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         59
         10.08  Resignation or Removal of the Agents  . . . . . . . . . . . . . . . . . . .         59
         10.09  Consents under Other Credit Documents . . . . . . . . . . . . . . . . . . .         60

    Section 11. Miscellaneous . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         60
         11.01  Waiver  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         60
         11.02  Notices . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         60
         11.03  Expenses, Etc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         60
         11.04  Amendments, Etc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         61
         11.05  Successors and Assigns  . . . . . . . . . . . . . . . . . . . . . . . . . .         62





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
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
         11.06  Assignments and Participations  . . . . . . . . . . . . . . . . . . . . . .         62
         11.07  Survival  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         64
         11.08  Captions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         65
         11.09  Counterparts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         65
         11.10  Governing Law; Submission to Jurisdiction . . . . . . . . . . . . . . . . .         65
         11.11  Waiver of Jury Trial  . . . . . . . . . . . . . . . . . . . . . . . . . . .         65
         11.12  Treatment of Certain Information;
                Confidentiality . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         66



                                   SCHEDULES

SCHEDULE I   -  Commitments
SCHEDULE II  -  Applicable Lending Offices & Addresses for
                    Notices
SCHEDULE III -  Litigation
SCHEDULE IV  -  LLC Membership Interests & Equity Rights
SCHEDULE V   -  Investments
SCHEDULE VI  -  Indebtedness


                         EXHIBITS

EXHIBIT A -     Form of Revolving Credit Note
EXHIBIT B -     Form of Motorola Guarantee Agreement
EXHIBIT C -     Form of Opinion of Counsel to
                  the Company
EXHIBIT D-1 -   Form of Opinion of Counsel to Motorola, Inc.
EXHIBIT D-2 -   Form of Opinion of Special New York Counsel to
                Motorola, Inc.
EXHIBIT E -     Form of Opinion of Special New York
                  Counsel to the Global Arrangers
EXHIBIT F -     Form of Assignment and Acceptance
EXHIBIT G -     Form of Confidentiality Agreement





                                     (iii)

                           CREDIT AGREEMENT dated as of August 21, 1996, among:

                           IRIDIUM LLC, a limited liability company duly organized and validly existing under the laws of the State of Delaware (the "Company"; references herein to the Company relating to any time prior to July 29, 1996 being references to Iridium, Inc., a Delaware corporation and predecessor of Iridium LLC);

                           each of the lenders that is a signatory hereto identified under the caption "LENDERS" on the signature pages hereto and each lender that becomes a "Lender" after the date hereof pursuant to Section 11.06(b) hereof (individually, a "Lender" and, collectively, the "Lenders");

                           CHASE SECURITIES INC. and BZW, a division of BARCLAYS BANK PLC ("BZW"), each in its capacity as arranger in respect of this Agreement (each in such capacity, together with its successors in such capacity, a "Global Arranger" and, collectively, the "Global Arrangers");

                           THE CHASE MANHATTAN BANK, as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the "Administrative Agent"); and

                           BARCLAYS BANK PLC, as documentation agent for the Lenders (in such capacity, together with its successors in such capacity, the "Documentation Agent").

                           The Company has requested that the Lenders make
revolving credit loans to it in an aggregate principal amount not exceeding $750,000,000 at any one time outstanding and the Lenders are prepared to make such loans upon the terms and conditions hereof. Accordingly, the parties hereto agree as follows:


                           Section 1.  Definitions and Accounting Matters.

                           1.01  Certain Defined Terms.  As used herein, the
following terms shall have the following meanings (all terms defined in this Section 1.01 or in other provisions of this Agreement in the singular to have the same meanings when used in the plural and vice versa):

                           "Affiliate" shall mean any Person that directly or
indirectly controls, or is under common control with, or is controlled by, the Company. As used in this definition, "control" (including, with its correlative meanings, "controlled by" and "under common control with") shall mean possession, directly or indirectly, of power to direct or cause the direction





                                Credit Agreement
of management or policies (whether through ownership of securities or partnership or other equity interests, by contract or otherwise), provided that, in any event, any Person that owns directly or indirectly securities having 10% or more of the voting power for the election of directors or other governing body of a corporation or 10% or more of the partnership or other equity interests of any other Person (other than as a limited partner of such other Person) will be deemed to control such corporation or other Person. Notwithstanding the foregoing, (a) no individual shall be an Affiliate solely by reason of his or her being a director, officer or employee of the Company or any of its Subsidiaries and (b) none of the Subsidiaries of the Company shall be Affiliates of the Company.

                           "Agents" shall mean the Administrative Agent and the
Documentation Agent.

                           "Aggregate Projected Loan Amount" shall mean, as of
the date of determination thereof, the sum of: (a) the aggregate principal amount of the Loans outstanding (including any Loans requested to be made) as of such date (less any prepayments made on such date); (b) accrued and unpaid interest on the Loans for the period to but excluding such date (less the amount of any interest payments made on such date); (c) accrued and unpaid commitment fees for the period to but excluding such date; (d) interest on the Loans outstanding (including any Loans requested to be made) on such date calculated (i) in the case of each Base Rate Loan, for the period from and including such date to but excluding the next succeeding Base Rate Continuation Date which is at least 30 days thereafter (assuming no change in the Base Rate during such period) and (ii) in the case of each Eurodollar Loan, for the period from and including such date to but excluding the last day of the then current Interest Period for such Eurodollar Loan (or, in the case of any Eurodollar Loan requested to be made on such date, the Interest Period selected by the Company for such Loan); and (e) commitment fees calculated in accordance with Section 2.04 hereof on the aggregate unused amount of the Commitments (determined on and as of such date after giving effect to any Loans requested to be made on such date) for the period from and including such date to but excluding the next Quarterly Date which occurs at least 30 days after such date of determination.

                           "Applicable Lending Office" shall mean, for each
Lender and for each Type of Loan, the "Lending Office" of such Lender (or of an affiliate of such Lender) designated for such Type of Loan on Schedule II hereto or such other office of such Lender (or of an affiliate of such Lender) as such Lender may from time





                                Credit Agreement
to time specify to the Administrative Agent and the Company as the office by which its Loans of such Type are to be made and maintained.

                           "Applicable Margin" shall mean 0.25% per annum.

                           "Assignment and Acceptance" shall mean an Assignment
and Acceptance substantially in the form of Exhibit F hereto, duly completed and executed.

                           "Barclays" shall mean Barclays Bank PLC.

                           "Base Rate" shall mean, for any day, a rate per
annum equal to the higher of (a) the Federal Funds Rate for such day plus 1/2 of 1% and (b) the Prime Rate for such day. Each change in any interest rate provided for herein based upon the Base Rate resulting from a change in the Base Rate shall take effect at the time of such change in the Base Rate.

                           "Base Rate Continuation Date" shall mean, with
respect to any Base Rate Loan, the date (if any) which is 30 days after the date such Base Rate Loan is made or Converted from a Eurodollar Loan or (in the event of an existing Base Rate Loan) the last day of the preceding 30-day period.

                           "Base Rate Loans" shall mean Loans that bear
interest at rates based upon the Base Rate.

                           "Basle Accord" shall mean the proposals for
risk-based capital framework described by the Basle Committee on Banking Regulations and Supervisory Practices in its paper entitled "International Convergence of Capital Measurement and Capital Standards" dated July 1988, as amended, modified and supplemented and in effect from time to time or any replacement thereof.

                           "Business Day" shall mean any day (a) on which
commercial banks are not authorized or required to close in New York City and
(b) if such day relates to a borrowing of, a payment or prepayment of principal of or interest on, a Conversion of or into, or an Interest Period for, a Eurodollar Loan or a notice by the Company with respect to any such borrowing, payment, prepayment, Conversion or Interest Period, that is also a day on which dealings in Dollar deposits are carried out in the London interbank market.

                           "BZW" shall mean BZW, a division of Barclays Bank
PLC.





                                Credit Agreement

                           "Capital Lease Obligations" shall mean, for any
Person, all obligations of such Person to pay rent or other amounts under a lease of (or other agreement conveying the right to use) Property to the extent such obligations are required to be classified and accounted for as a capital lease on a balance sheet of such Person under GAAP, and, for purposes of this Agreement, the amount of such obligations shall be the capitalized amount thereof, determined in accordance with GAAP.

                           "Chase" shall mean The Chase Manhattan Bank.

                           "Closing Date" shall mean the date upon which the
conditions precedent to effectiveness specified in Section 6.01 hereof are satisfied or waived.

                           "Commitment" shall mean, as to each Lender, the
obligation of such Lender to make Loans in an aggregate principal amount at any one time outstanding up to but not exceeding the amount set opposite the name of such Lender on Schedule I hereto or, in the case of a Person that becomes a Lender pursuant to an assignment permitted under Section 11.06(b) hereof, as specified in the respective Assignment and Acceptance or other instrument of assignment pursuant to which such assignment is effected (as the same may be reduced at any time or from time to time pursuant to Section 2.03 hereof).

                           "Commitment Termination Date" shall mean the earlier
of (a) August 21, 1998 (or, if such date does not fall on a day that is a Business day, the next succeeding Business Day) and (b) the date on which any Permanent Financing shall become effective and the initial borrowing thereunder shall occur.

                           "Company Default" shall mean any Event of Default
under clauses (a) through (e), (g) and (h) of Section 9 hereof (but, in the case of clauses (g) and (h), only with respect to the Company or any Subsidiary of the Company which is subject to said clause (g) or (h)) or any event which with notice or lapse of time or both would become such an Event of Default.

                           "Continue", "Continuation" and "Continued" shall
refer to the continuation pursuant to Section 2.08 hereof of a Eurodollar Loan from one Interest Period to the next Interest Period.

                           "Convert", "Conversion" and "Converted" shall refer
to a conversion pursuant to Section 2.08 hereof of one Type of Loan into another Type of Loan, which may be accompanied by the





                                Credit Agreement
transfer by a Lender (at its sole discretion) of a Loan from one Applicable Lending Office to another.

                           "Credit Documents" shall mean, collectively, this
Agreement, the Revolving Credit Notes and the Motorola Guarantee Agreement.

                           "Credit Party" shall mean the Company or Motorola.

                           "Default" shall mean an Event of Default or an event
that with notice or lapse of time or both would become an Event of Default.

                           "Dollars" and "$" shall mean lawful money of the
United States of America.

                           "Environmental Laws" shall mean any and all present
and future U.S. Federal, state, local and foreign laws, rules or regulations, and any orders or decrees, in each case as now or hereafter in effect, relating to the regulation or protection of the environment or to emissions, discharges, releases or threatened releases of pollutants, contaminants, chemicals or toxic or hazardous substances or wastes into the indoor or outdoor environment, including, without limitation, ambient air, soil, surface water, ground water, wetlands, land or subsurface strata, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, chemicals or toxic or hazardous substances or wastes.

                           "Equity Rights" shall mean, with respect to any
Person, any subscriptions, options, warrants, commitments, preemptive rights or agreements of any kind (including, without limitation, any stockholders' or voting trust agreements) for the issuance, sale, registration or voting of, or securities convertible into, any additional shares of equity interests of any type or class of such Person.

                           "ERISA" shall mean the Employee Retirement Income
Security Act of 1974, as amended from time to time.

                           "ERISA Affiliate" of any Person shall mean any
corporation or trade or business that is a member of any group of organizations
(i) described in Section 414(b) or (c) of the U.S. Tax Code of which such Person is a member and (ii) solely for purposes of potential liability under
Section 302(c)(11) of ERISA and Section 412(c)(11) of the U.S. Tax Code and the lien created under Section 302(f) of ERISA and Section 412(n) of the U.S. Tax





                                Credit Agreement

Code, described in Section 414(m) or (o) of the U.S. Tax Code of which such Person is a member.

                           "Eurodollar Base Rate" shall mean, with respect to
any Eurodollar Loan for any Interest Period therefor, the arithmetic mean (rounded upwards, if necessary, to the nearest 1/16 of 1%), as determined by the Administrative Agent, of the rates per annum quoted by the respective Reference Banks at approximately 11:00 a.m. London time (or as soon thereafter as practicable) on the date two Business Days prior to the first day of such Interest Period for the offering by the respective Reference Banks to leading banks in the London interbank market of Dollar deposits having a term comparable to such Interest Period and in an amount comparable to the principal amount of the Eurodollar Loan to be made by the respective Reference Banks for such Interest Period, provided that, if any Reference Bank shall cease to make such offers, the Eurodollar Base Rate shall be based, for such Reference Bank for any Interest Period, on the rate per annum (rounded upwards, if necessary, to the nearest 1/16 of 1%) reported on the date two Business Days prior to the first day of such Interest Period on Telerate Access Service Page 3750 (British Bankers Association Settlement Rate) as the London Interbank Offered Rate for Dollar deposits having a term comparable to such Interest Period and in an amount of $1,000,000 or more (or, if said Page shall cease to be publicly available or if the information contained on said Page, in the reasonable judgment of such Reference Bank, shall cease to accurately reflect such London Interbank Offered Rate, the Eurodollar Base Rate shall be based on the rate reported by any publicly available source of similar market data selected by such Reference Bank that, in the reasonable judgment of such Reference Bank, accurately reflects such London Interbank Offered Rate). If any Reference Bank is not participating in any Eurodollar Loans during any Interest Period therefor, the Eurodollar Base Rate for such Loans for such Interest Period shall, except as otherwise provided in the immediately preceding sentence, be determined by reference to the amount of such Loans that such Reference Bank would have made or had outstanding had it been participating in such Loan during such Interest Period.

                           "Eurodollar Loans" shall mean Loans that bear
interest at rates based on rates referred to in the definition of "Eurodollar Base Rate" in this Section 1.01.

                           "Eurodollar Rate" shall mean, for any Eurodollar
Loan for any Interest Period therefor, a rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) determined by the Administrative Agent to be equal to the Eurodollar Base Rate





                                Credit Agreement
for such Loan for such Interest Period divided by 1 minus the Reserve Requirement (if any) for such Loan for such Interest Period.

                           "Events of Default" shall have the meaning assigned
to such term in Section 9 hereof.

                           "Federal Funds Rate" shall mean, for any day, the
rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day, provided that (a) if the day for which such rate is to be determined is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day and (b) if such rate is not so published for any Business Day, the Federal Funds Rate for such Business Day shall be the average rate charged to Chase on such Business Day on such transactions as determined by the Administrative Agent.

                           "GAAP" shall mean generally accepted accounting
principles applied on a basis consistent with those that, in accordance with the last sentence of Section 1.02(a) hereof, are to be used in making the calculations for purposes of determining compliance with this Agreement.

                           "Governmental Approval" shall mean any permit,
license, variance, certification, no-action letter, clearance, exemption or other approval issued or granted by any Governmental Authority.

                           "Governmental Authority" shall mean any nation or
government, any state, province, territory or other political subdivision thereof, any central bank or other equivalent entity and any other agency, body, department, bureau, authority, instrumentality or other entity exercising executive, legislative, judicial, regulatory, monetary, taxing or administrative functions of or pertaining to government.

                           "Guarantee" shall mean a guarantee, an endorsement,
a contingent agreement to purchase or to furnish funds for the payment or maintenance of, or otherwise to be or become contingently liable under or with respect to, the Indebtedness, other obligations, net worth, working capital or earnings of any Person, or a guarantee of the payment of dividends or other





                                Credit Agreement
distributions upon the stock or equity interests of any Person, or an agreement to purchase, sell or lease (as lessee or lessor) Property, products, materials, supplies or services primarily for the purpose of enabling a debtor to make payment of such debtor's obligations or an agreement to assure a creditor against loss, and including, without limitation, causing a bank or other financial institution to issue a letter of credit or other similar instrument for the benefit of another Person, but excluding endorsements for collection or deposit in the ordinary course of business. The terms "Guarantee" and "Guaranteed" used as a verb shall have a correlative meaning.

                           "Indebtedness" shall mean, for any Person (without
duplication): (a) obligations created, issued or incurred by such Person for borrowed money (whether by loan, the issuance and sale of debt securities or the sale of Property to another Person subject to an understanding or agreement, contingent or otherwise, to repurchase such Property from such Person); (b) obligations of such Person to pay the deferred purchase or acquisition price of Property or services, other than trade accounts payable (other than for borrowed money) arising, and accrued expenses incurred, in the ordinary course of business so long as such trade accounts payable are payable within 180 days of the date the respective goods are delivered or the respective services are rendered; (c) Indebtedness of others secured by a Lien on the Property of such Person, whether or not the respective Indebtedness so secured has been assumed by such Person; (d) obligations of such Person in respect of letters of credit or similar instruments issued or accepted by banks and other financial institutions for account of such Person; (e) Capital Lease Obligations of such Person; (f) all obligations of such Person to purchase, redeem, retire, defease or otherwise make any payment in respect of any Redeemable Equity Interests of such Person (which obligations shall be valued at the greater of the voluntary and involuntary liquidation preference thereof plus accrued and unpaid dividends which are required to be paid upon such purchase, redemption, retirement or defeasance); and (g) Indebtedness of others Guaranteed by such Person.

                           "Information Memorandum" shall mean the Confidential
Information Memorandum dated June, 1996 with respect to the credit facilities provided under this Agreement.

                           "Interest Period" shall mean, with respect to any
Eurodollar Loan, each period commencing on the date such Eurodollar Loan is made or Converted from a Base Rate Loan or (in the event of a Continuation) the last day of the next preceding Interest Period for such Loan and ending on the numerically





                                Credit Agreement
corresponding day in the first, second, third or sixth calendar month thereafter, as the Company may select as provided in Section 4.05 hereof, except that each Interest Period that commences on the last Business Day of a calendar month (or on any day for which there is no numerically corresponding day in the appropriate subsequent calendar month) shall end on the last Business Day of the appropriate subsequent calendar month. Notwithstanding the foregoing: (i) if any Interest Period would otherwise end after the Commitment Termination Date, such Interest Period shall end on the Commitment Termination Date; (ii) each Interest Period that would otherwise end on a day that is not a Business Day shall end on the next succeeding Business Day (or, if such next succeeding Business Day falls in the next succeeding calendar month, on the next preceding Business Day); and (iii) notwithstanding clause (i) above, no Interest Period shall have a duration of less than one month and, if the Interest Period for any Eurodollar Loan would otherwise be a shorter period, such Interest Period shall not be available hereunder.

                           "Interest Rate Protection Agreement" shall mean, for
any Person, an interest rate swap, cap or collar agreement or similar arrangement between such Person and one or more financial institutions providing for the transfer or mitigation of interest rate risks either generally or under specific contingencies.

                           "Investment" shall mean, for any Person:  (a) the
acquisition (whether for cash, Property, services or securities or otherwise) of bonds, notes, debentures, equity interests of any type or class or other securities of any other Person or any agreement to make any such acquisition (including, without limitation, any "short sale" or any sale of any securities at a time when such securities are not owned by the Person entering into such sale); (b) the making of any deposit with, or advance, loan or other extension of credit to, any other Person (including the purchase of Property from another Person subject to an understanding or agreement, contingent or otherwise, to resell such Property to such Person), but excluding any such deposit, advance, loan or extension of credit having a term not exceeding 180 days arising in connection with the sale of inventory, services or supplies by such Person in the ordinary course of business; (c) the entering into of any Guarantee of, or other contingent obligation with respect to, Indebtedness or other liability of any other Person and (without duplication) any amount committed to be advanced, lent or extended to such Person; or (d) the entering into of any Interest Rate Protection Agreement.





                                Credit Agreement

                           "Lien" shall mean, with respect to any Property, any
mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such Property. For purposes of this Agreement, a Person shall be deemed to own subject to a Lien any Property that it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement (other than an operating lease) relating to such Property.

                           "LLC Agreement" shall mean the Limited Liability
Company Agreement entered into by the members of the Company, dated as of July 29, 1996, pursuant to which the Company is organized, as the same shall be amended and otherwise modified and in effect from time to time.

                           "Loans" shall mean the loans provided for in Section
2.01 hereof, which may be Base Rate Loans and/or Eurodollar Loans.

                           "Majority Lenders" shall mean Lenders having more
than 50% of the aggregate amount of the Commitments or, if the Commitments shall have terminated, Lenders holding more than 50% of the aggregate unpaid principal amount of the Loans.

                           "Margin Stock" shall mean "margin stock" within the
meaning of Regulations G, T, U and X.

                           "Material Adverse Effect" shall mean a material
adverse effect on (a) the financial condition of the Company and its Subsidiaries taken as a whole or (b) the validity or enforceability against the Company or Motorola of any of the Credit Documents if, in the case of any of the foregoing, it could reasonably be likely to have an adverse effect on the likelihood of the payment of the principal of or interest on the Loans or other amounts payable in connection therewith, taking into account the Motorola Guarantee Agreement.

                           "Motorola" shall mean Motorola, Inc., a Delaware
corporation.

                           "Motorola Default" shall mean any Event of Default
under clauses (f) through (n) of Section 9 hereof (but, in the case of clauses
(g) and (h), only with respect to Motorola or any of the Motorola Domestic Subsidiaries) or any event which with notice or lapse of time or both would become such an Event of Default.





                                Credit Agreement

                           "Motorola Domestic Subsidiaries" shall have the
meaning assigned to such term in the Motorola Guarantee Agreement.

                           "Motorola Guarantee Agreement" shall mean the
Guarantee Agreement substantially in the form of Exhibit B hereto between Motorola and the Administrative Agent, as the same shall be modified and supplemented and in effect from time to time.

                           "Motorola's Net Worth" shall have the meaning
assigned to such term in Section 9(k) hereof.

                           "Multiemployer Plan" of any Person shall mean a
multiemployer plan defined as such in Section 3(37) of ERISA to which contributions have been made by such Person or any ERISA Affiliate of such Person and that is covered by Title IV of ERISA.

                           "PBGC" shall mean the Pension Benefit Guaranty
Corporation or any entity succeeding to any or all of its functions under ERISA.

                           "Permanent Financing" shall mean a credit facility
for the Company arranged by the Global Arrangers in an aggregate principal amount of not less than $2,000,000,000 for the purpose of financing the Project (including, without limitation, refinancing Indebtedness of the Company hereunder).

                           "Permitted Investments" shall mean:  (a) direct
obligations of the United States of America, or of any agency thereof, or obligations guaranteed as to principal and interest by the United States of America, or of any agency thereof, in either case maturing not more than 180 days from the date of acquisition thereof; (b) certificates of deposit issued by, bankers' acceptances created by, or time deposits with, any bank or trust company organized under the laws of the United States of America or any state thereof, or any other country that is a member of the Organization for Economic Cooperation and Development, and (in each case) having capital, surplus and undivided profits of at least $500,000,000, maturing not more than 180 days from the date of acquisition thereof; (c) commercial paper rated (on the date of acquisition thereof by the Company) A-1 or better or P-1 by Standard & Poor's Ratings Services or Moody's Investors Service, Inc., respectively, maturing not more than 180 days from the date of acquisition thereof; (d) Interest Rate Protection Agreements entered into by the Company with one or more counterparties to protect itself from fluctuations in floating interest rates with respect to Indebtedness hereunder and other Indebtedness permitted pursuant





                                Credit Agreement
to Section 8.07 hereof; (e) repurchase agreements with any financial institution having capital, surplus and undivided profits of at least $100,000,000, which repurchase agreements are fully collateralized by obligations of the type described in clause (a) above; and (f) any mutual or similar fund investing exclusively in Permitted Investments of the type described in clauses (a), (b) and (c) above.

                           "Person" shall mean any individual, corporation,
company, voluntary association, partnership, limited liability company, joint venture, trust, unincorporated organization or Governmental Authority.

                           "Plan" of any Person shall mean an employee benefit
or other plan established or maintained by such Person or any ERISA Affiliate of such Person and that is covered by Title IV of ERISA, other than a Multiemployer Plan.

                           "Post-Default Rate" shall mean a rate per annum
equal to 2% plus the Base Rate as in effect from time to time, provided that, with respect to principal of a Eurodollar Loan that shall become due (whether at stated maturity, by acceleration, by prepayment or otherwise) on a day other than the last day of the Interest Period therefor, the "Post-Default Rate" shall be, for the period from and including such due date to but excluding the last day of such Interest Period, 2% plus the interest rate for such Loan as provided in Section 3.02(b) hereof and, thereafter, the rate provided for above in this definition.

                           "Prime Rate" shall mean the rate of interest from
time to time announced by Chase at its principal office in New York, New York as its prime commercial lending rate.

                           "Project" shall mean the IRIDIUM(R) global wireless
communications system and all systems, Property and businesses and activities related thereto.

                           "Property" shall mean any right or interest in or to
property of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible.

                           "Quarterly Dates" shall mean the last Business Day
of March, June, September and December in each year, the first of which shall be the first such day after the date hereof.

                           "Redeemable Equity Interest" shall mean any
preferred stock or other equity interest of any Person that (a) such Person has committed to redeem at a fixed or determinable date or dates





                                Credit Agreement
prior to the Commitment Termination Date, whether by operation of a sinking fund or otherwise, or upon the occurrence of a condition not solely within the control of such issuer or (b) is redeemable on any date prior to the Commitment Termination Date at the option of the holder thereof.

                           "Reference Banks" shall mean Chase, Barclays and
such other Lender or Lenders (if any) designated as such by the Global Arrangers from time to time (or their respective Applicable Lending Offices, as the case may be).

                           "Regulations A, D, G, T, U and X" shall mean,
respectively, Regulations A, D, G, T, U and X of the Board of Governors of the Federal Reserve System (or any successor), as the same may be modified and supplemented and in effect from time to time.

                           "Regulatory Change" shall mean, with respect to any
Lender, any change after the date hereof in U.S. Federal, state or foreign law or regulations (including, without limitation, Regulation D) or the adoption or making after such date of any interpretation, directive or request applying to a class of banks including such Lender of or under any U.S. Federal, state or foreign law or regulations (whether or not having the force of law and whether or not failure to comply therewith would be unlawful) by any court or Governmental Authority charged with the interpretation or administration thereof.

                           "Reserve Requirement" shall mean, for any Interest
Period for any Eurodollar Loan, the average maximum rate at which reserves (including, without limitation, any marginal, supplemental or emergency reserves) are required to be maintained during such Interest Period under Regulation D by member banks of the Federal Reserve System in New York City with deposits exceeding one billion Dollars against "Eurocurrency liabilities" (as such term is used in Regulation D). Without limiting the effect of the foregoing, the Reserve Requirement shall include any other reserves required to be maintained by such member banks by reason of any Regulatory Change with respect to (i) any category of liabilities that includes deposits by reference to which the Eurodollar Base Rate is to be determined as provided in the definition of "Eurodollar Base Rate" in this Section 1.01 or (ii) any category of extensions of credit or other assets that includes Eurodollar Loans.

                           "Restricted Payment" shall mean (a) dividends (in
cash, Property or obligations) on, or other payments or distributions on account of, or the setting apart of money for a sinking or





                                Credit Agreement
other analogous fund for, or the purchase, redemption, retirement or other acquisition of, any equity interest of the Company or of any warrants, options or other rights to acquire the same (or any payments to any Person, such as "phantom stock" payments, where the amount thereof is calculated with reference to the fair market or equity value of the Company or any of its Subsidiaries), but excluding any dividend payable solely in equity interests of the Company (other than Redeemable Equity Interests), and (b) payments in respect of Indebtedness permitted under Section 8.07(f) hereof.

                           "Revolving Credit Notes" shall mean the promissory
notes provided for by Section 2.07 hereof and all promissory notes delivered in substitution or exchange therefor, in each case as the same shall be modified and supplemented and in effect from time to time.

                           "Subsidiary" shall mean, with respect to any Person,
any corporation, partnership, limited liability company or other entity of which at least a majority of the securities or other equity interests having by the terms thereof ordinary voting power to elect a majority of the board of directors or other persons performing similar functions of such corporation, partnership, limited liability company or other entity (irrespective of whether or not at the time securities or other equity interests of any other class or classes of such corporation, partnership, limited liability company or other entity shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by such Person or one or more Subsidiaries of such Person or by such Person and one or more Subsidiaries of such Person.

                           "Type" shall have the meaning assigned to such term
in Section 1.03 hereof.

                           "U.S. Bankruptcy Code" shall mean the United States
Federal Bankruptcy Code of 1978, as amended from time to time.

                           "U.S. Tax Code" shall mean the Internal Revenue Code
of 1986, as amended from time to time.

                           "Wholly Owned Subsidiary" shall mean, with respect
to any Person, any corporation, partnership, limited liability company or other entity of which all of the equity interests (other than, in the case of a corporation, directors' qualifying shares) are directly or indirectly owned or controlled by such Person or one or more Wholly Owned Subsidiaries of such Person or





                                Credit Agreement
by such Person and one or more Wholly Owned Subsidiaries of such Person.

                           1.02  Accounting Terms and Determinations.

                           (a)  Except as otherwise expressly provided herein,
all accounting terms used herein shall be interpreted, and all financial statements and certificates and reports as to financial matters required to be delivered to the Administrative Agent or the Lenders hereunder shall (unless otherwise disclosed to the Administrative Agent or the Lenders in writing at the time of delivery thereof in the manner described in paragraph (b) below) be prepared, in accordance with generally accepted accounting principles applied on a basis consistent with those used in the preparation of the latest financial statements furnished to the Administrative Agent or the Lenders hereunder (which, prior to the delivery of the first financial statements under Section 8.01 hereof, shall mean the audited financial statements as at December 31, 1995 referred to in Section 7.02 hereof). All calculations made for the purposes of determining compliance with this Agreement shall (except as otherwise expressly provided herein) be made by application of generally accepted accounting principles applied on a basis consistent with those used in the preparation of the latest annual or quarterly financial statements furnished to the Administrative Agent or the Lenders pursuant to Section 8.01 hereof (or, prior to the delivery of the first financial statements under Section 8.01 hereof, used in the preparation of the audited financial statements as at December 31, 1995 referred to in Section 7.02 hereof) unless
(i) the Company shall have objected to determining such compliance on such basis at the time of delivery of such financial statements or (ii) the Majority Lenders shall so object in writing within 30 days after delivery of such financial statements, in either of which events such calculations shall be made on a basis consistent with those used in the preparation of the latest financial statements as to which such objection shall not have been made (which, if objection is made in respect of the first financial statements delivered under Section 8.01 hereof, shall mean the audited financial statements as at December 31, 1995 referred to in Section 7.02 hereof).

                           (b)  The Company shall deliver to the Administrative
Agent (for distribution to the Lenders) at the same time as the delivery of any annual or quarterly financial statement under Section 8.01 hereof (i) a description in reasonable detail of any material variation between the application of accounting principles employed in the preparation of such statement and the application of accounting principles employed in the preparation





                                Credit Agreement
of the next preceding annual or quarterly financial statements as to which no objection has been made in accordance with the last sentence of subsection (a) above and (ii) reasonable estimates of the difference between such statements arising as a consequence thereof.

                           (c)  The Company will not change the last day of its
fiscal year from December 31 of each year, or the last days of the first three fiscal quarters in each of its fiscal years from March 31, June 30 and September 30 of each year, respectively.

                           1.03  Types of Loans.  Loans hereunder are
distinguished by "Type". The "Type" of a Loan refers to whether such Loan is a Base Rate Loan or a Eurodollar Loan, each of which constitutes a Type.


                           Section 2.  Commitments, Loans, Revolving Credit
Notes and Prepayments.

                           2.01  Loans.  Each Lender severally agrees, on the
terms and conditions of this Agreement, to make loans to the Company in Dollars during the period from and including the Closing Date to but not including the Commitment Termination Date in an aggregate principal amount at any one time outstanding up to but not exceeding the amount of the Commitment of such Lender as in effect from time to time. Subject to the terms and conditions of this Agreement, during such period the Company may borrow, repay and reborrow the amount of the Commitments by means of Base Rate Loans and Eurodollar Loans and may Convert Loans of one Type into Loans of another Type (as provided in Section 2.08 hereof) or Continue Loans of one Type as Loans of the same Type (as provided in Section 2.08 hereof); provided that no more than six separate Interest Periods in respect of Eurodollar Loans from each Lender may be outstanding at any one time.

                           2.02  Borrowings.  The Company shall give the
Administrative Agent notice of each borrowing hereunder as provided in Section
4.05 hereof. Not later than 1:00 p.m. New York time on the date specified for each borrowing hereunder, each Lender shall make available the amount of the Loan or Loans to be made by it on such date to the Administrative Agent, at an account in New York, New York specified by the Administrative Agent, in immediately available funds, for account of the Company. The amount so received by the Administrative Agent shall, subject to the terms and conditions of this Agreement, be made available to the Company by depositing the same, in immediately available funds, in an account of the Company





                                Credit Agreement
designated by the Company and maintained with Chase in New York, New York.

                           2.03  Changes of Commitments.

                           (a)  The aggregate amount of the Commitments shall
be automatically reduced to zero on the Commitment Termination Date.

                           (b)  The Company shall have the right at any time or
from time to time (i) so long as no Loans are outstanding, to terminate the Commitments and (ii) to reduce the aggregate unused amount of the Commitments; provided that (x) the Company shall give notice of each such termination or reduction as provided in Section 4.05 hereof and (y) each partial reduction shall be in an aggregate amount at least equal to $25,000,000 (or a larger multiple of $1,000,000).

                           (c)  The Commitments once terminated or reduced may
not be reinstated.

                           2.04  Commitment Fee.  The Company shall pay to the
Administrative Agent for account of each Lender a commitment fee on the daily average unused amount of such Lender's Commitment, for the period from and including the Closing Date to but not including the earlier of the date such Commitment is terminated and the Commitment Termination Date, at a rate per annum equal to 0.10%. Accrued commitment fee shall be payable on each Quarterly Date and on the earlier of the date the Commitments are terminated and the Commitment Termination Date.

                           2.05  Lending Offices.  The Loans of each Type made
by each Lender shall be made and maintained at such Lender's Applicable Lending Office for Loans of such Type.

                           2.06  Several Obligations; Remedies Independent.
The failure of any Lender to make any Loan to be made by it on the date specified therefor shall not relieve any other Lender of its obligation to make its Loan on such date, but neither any Lender nor any Agent shall be responsible for the failure of any other Lender to make a Loan to be made by such other Lender, and (except as otherwise provided in Section 4.06 hereof) no Lender shall have any obligation to either Agent or any other Lender for the failure by such Lender to make any Loan required to be made by such Lender.
The amounts payable by the Company at any time hereunder and under the Revolving Credit Notes to each Lender shall be a separate and independent debt and each Lender shall be entitled to protect and enforce its rights arising out of this Agreement and the Revolving Credit Notes, and it shall not be





                                Credit Agreement
necessary for any other Lender or any Agent to consent to, or be joined as an additional party in, any proceedings for such purposes.

                           2.07  Revolving Credit Notes.

                           (a)  The Loans made by each Lender shall be
evidenced by a single promissory note of the Company substantially in the form of Exhibit A hereto, dated the date hereof, payable to such Lender in a principal amount equal to the amount of its Commitment as originally in effect and otherwise duly completed.

                           (b)  The date, amount, Type, interest rate and
duration of Interest Period (if applicable) of each Loan made by each Lender to the Company, and each payment made on account of the principal thereof, shall be recorded by such Lender on its books and, prior to any transfer of the Revolving Credit Note held by it, endorsed by such Lender on the schedule attached to such Revolving Credit Note or any continuation thereof; provided that the failure of such Lender to make any such recordation or endorsement shall not affect the obligations of the Company to make a payment when due of any amount owing hereunder or under such Revolving Credit Note in respect of the Loans.

                           (c)  No Lender shall be entitled to have its
Revolving Credit Note substituted or exchanged for any reason, or subdivided for promissory notes of lesser denominations, except in connection with a permitted assignment of all or any portion of such Lender's Commitment, Loans and Revolving Credit Note pursuant to Section 11.06 hereof (and, if requested by any Lender, the Company agrees to so exchange any Revolving Credit Note).

                           2.08  Prepayments and Conversions or Continuations
of Loans.

                           (a)  Subject to Section 4.04 hereof, the Company
shall have the right to prepay Loans, or to Convert Loans of one Type into Loans of another Type or Continue Loans of one Type as Loans of the same Type, at any time or from time to time, provided that: (i) the Company shall give the Administrative Agent notice of each such prepayment, Conversion or Continuation as provided in Section 4.05 hereof (and, upon the date specified in any such notice of prepayment, the amount to be prepaid shall become due and payable hereunder), which notice shall, in the case of each Conversion or Continuation, be accompanied by the certificate specified in said Section 4.05; and (ii) any prepayment of or Conversion of any Eurodollar Loan on a day other than the last





                                Credit Agreement
day of an Interest Period for such Loan shall be subject to Section 5.05 hereof. Notwithstanding the foregoing, and without limiting the rights and remedies of the Lenders under Section 9 hereof, in the event that any Event of Default shall have occurred and be continuing, the Administrative Agent may (and at the request of the Majority Lenders shall) suspend the right of the Company to Convert any Loan into a Eurodollar Loan, or to Continue any Loan as a Eurodollar Loan, in which event all Loans shall be Converted (on the last day(s) of the respective Interest Periods therefor) or Continued, as the case may be, as Base Rate Loans.

                           (b)  In the event that (i) on the date of any
borrowing, Conversion or Continuation (after giving effect thereto) or on any Base Rate Continuation Date the Aggregate Projected Loan Amount determined as of such date shall exceed $745,000,000 and (ii) such Aggregate Projected Loan Amount shall not be reduced to or below $745,000,000 within three Business Days after such date, the Company shall immediately prepay in full all of the Loans, together with accrued interest thereon and all other amounts payable by the Company hereunder and under the Revolving Credit Notes and the Commitments shall automatically be terminated.

                           Section 3.  Payments of Principal and Interest.

                           3.01  Repayment of Loans.  The Company hereby
promises to pay to the Administrative Agent for account of each Lender the entire outstanding principal amount of such Lender's Loans, and each Loan shall mature, on the Commitment Termination Date.

                           3.02  Interest.  The Company hereby promises to pay
to the Administrative Agent for account of each Lender interest on the unpaid principal amount of each Loan made by such Lender for the period from and including the date of such Loan to but excluding the date such Loan shall be paid in full, at the following rates per annum:

                           (a) during such periods as such Loan is a Base Rate Loan, the Base Rate (as in effect from time to time) and

                           (b)  during such periods as such Loan is a
         Eurodollar Loan, for each Interest Period relating thereto, the Eurodollar Rate for such Loan for such Interest Period plus the Applicable Margin.

Notwithstanding the foregoing, the Company hereby promises to pay to the Administrative Agent for account of each Lender interest





                                Credit Agreement
at the applicable Post-Default Rate on any principal of any Loan made by such Lender and on any other amount payable by the Company hereunder or under the Revolving Credit Note held by such Lender to or for account of such Lender, that shall not be paid in full when due (whether at stated maturity, by acceleration or otherwise), for the period from and including the due date thereof to but excluding the date the same is paid in full. Accrued interest on each Loan shall be payable (i) in the case of a Base Rate Loan, quarterly on the Quarterly Dates, (ii) in the case of a Eurodollar Loan, on the last day of each Interest Period therefor and, if such Interest Period is longer than three months, at three-month intervals following the first day of such Interest Period, and (iii) in the case of any Loan, upon the payment or prepayment thereof or the Conversion of such Loan to a Loan of another Type (but only on the principal amount so paid, prepaid or Converted), except that interest payable at the Post-Default Rate on any past due amount shall be payable from time to time on demand. Promptly after the determination of any interest rate provided for herein or any change therein, the Administrative Agent shall give notice thereof to the Lenders to which such interest is payable and to the Company.


                           Section 4.  Payments; Pro Rata Treatment;
Computations; Etc.

                           4.01  Payments.

                           (a)  Except to the extent otherwise provided herein,
all payments of principal, interest and other amounts to be made by the Company under this Agreement and the Revolving Credit Notes shall be made to the Administrative Agent at an account in New York, New York specified by the Administrative Agent in Dollars, in immediately available funds, without deduction, set-off or counterclaim, not later than 1:00 p.m. New York time on the date on which such payment shall become due (each such payment made after such time on such due date to be deemed to have been made on the next succeeding Business Day).

                           (b)  Any Lender for whose account any such payment
is to be made may (but shall not be obligated to) debit the amount of any such payment that is not made by such time to any ordinary deposit account of the Company with such Lender (with notice to the Company and the Administrative Agent).

                           (c)  The Company shall, at the time of making each
payment under this Agreement or any Revolving Credit Note for account of any Lender, specify to the Administrative Agent (which





                                Credit Agreement
shall so notify the intended recipient(s) thereof) the Loans or other amounts payable by the Company hereunder to which such payment is to be applied (and in the event that the Company fails to so specify, or if an Event of Default has occurred and is continuing, the Administrative Agent may distribute such payment to the Lenders for application in such manner as it or the Majority Lenders, subject to Section 4.02 hereof, may determine to be appropriate).

                           (d)  Each payment received by the Administrative
Agent under this Agreement or any Revolving Credit Note for account of any Lender shall be paid by the Administrative Agent promptly to such Lender, in immediately available funds, for account of such Lender's Applicable Lending Office for the Loan or other obligation in respect of which such payment is made.

                           (e)  If the due date of any payment under this
Agreement or any Revolving Credit Note would otherwise fall on a day that is not a Business Day, such date shall be extended to the next succeeding Business Day, and interest shall be payable for any principal so extended for the period of such extension.

                           4.02  Pro Rata Treatment.  Except to the extent
otherwise provided herein:  (a) each borrowing from the Lenders under Section
2.01 hereof shall be made from the Lenders, each payment of commitment fee under Section 2.04 hereof shall be made for account of the Lenders, and each termination or reduction of the amount of the Commitments under Section 2.03 hereof shall be applied to the respective Commitments of the Lenders, pro rata according to the amounts of their respective Commitments; (b) except as otherwise provided in Section 5.04 hereof, Eurodollar Loans having the same Interest Period shall be allocated pro rata among the Lenders according to the amounts of their respective Commitments (in the case of the making of Loans) or their respective Loans (in the case of Conversions and Continuations of Loans);
(c) each payment or prepayment of principal of Loans by the Company shall be made for account of the Lenders pro rata in accordance with the respective unpaid principal amounts of the Loans held by them; and (d) each payment of interest on Loans by the Company shall be made for account of the Lenders pro rata in accordance with the amounts of interest on such Loans then due and payable to the respective Lenders.

                           4.03  Computations.  Interest on Eurodollar Loans
and commitment fee shall be computed on the basis of a year of 360 days and actual days elapsed (including the first day but excluding the last day) occurring in the period for which payable and interest on Base Rate Loans shall be computed on the basis of





                                Credit Agreement
a year of 365 or 366 days, as the case may be, and actual days elapsed (including the first day but excluding the last day) occurring in the period for which payable. Notwithstanding the foregoing, for each day that the Base Rate is calculated by reference to the Federal Funds Rate, interest on Base Rate Loans shall be computed on the basis of a year of 360 days and actual days elapsed.

                           4.04  Minimum Amounts.  Except for Conversions or
prepayments made pursuant to Section 5.04 hereof, each borrowing, Conversion, Continuation and partial prepayment of principal of Loans shall be in an aggregate amount at least equal to $10,000,000 or a larger multiple of $1,000,000 (borrowings, Conversions, Continuations or prepayments of or into Loans of different Types or, in the case of Eurodollar Loans, having different Interest Periods at the same time hereunder to be deemed separate borrowings, Conversions, Conversions and prepayments for purposes of the foregoing, one for each Type or Interest Period), provided that the aggregate principal amount of Eurodollar Loans having the same Interest Period shall be in an amount at least equal to $20,000,000 or a larger multiple of $5,000,000 and, if any Eurodollar Loans would otherwise be in a lesser principal amount for any period, such Loans shall be Base Rate Loans during such period.

                           4.05  Certain Notices.  Notices by the Company to
the Administrative Agent of terminations or reductions of the Commitments and of borrowings, Conversions, Continuations and optional prepayments of Loans, of Types of Loans and of the duration of Interest Periods shall be irrevocable and shall be effective only if received by the Administrative Agent not later than 10:00 a.m. New York time on the number of Business Days prior to the date of the relevant termination, reduction, borrowing, Conversion, Continuation or prepayment or the first day of such Interest Period specified below:

                                                                  Number of
                                                                  Business
              Notice                                             Days Prior
              ------                                             ----------
         Termination or reduction
         of Commitments                                               3

         Borrowing or prepayment of,
         or Conversions into,
         Base Rate Loans                                          same day

         Borrowing or prepayment of,
         Conversions into, Continuations
         as, or duration of Interest
         Period for, Eurodollar Loans                                 3




                                Credit Agreement

Each such notice of termination or reduction shall specify the amount of the Commitments to be terminated or reduced. Each such notice of borrowing, Conversion, Continuation or optional prepayment shall specify the Loans to be borrowed, Converted, Continued or prepaid and the amount (subject to Section
4.04 hereof) and Type of each Loan to be borrowed, Converted, Continued or prepaid and the date of borrowing, Conversion, Continuation or optional prepayment (which shall be a Business Day), and each such notice of borrowing, Conversion or Continuation, as the case may be, shall be accompanied by a certificate of the Company setting forth in reasonable detail the calculation of the Aggregate Projected Loan Amount as of the date of such borrowing,
Conversion or Continuation, as the case may be.   Each such notice of the
duration of an Interest Period shall specify the Loans to which such Interest Period is to relate. The Administrative Agent shall promptly notify the Lenders of the contents of each notice referred to in this Section 4.05. In the event that the Company fails to select the Type of Loan, or the duration of any Interest Period for any Eurodollar Loan, within the time period and otherwise as provided in this Section 4.05, such Loan (if outstanding as a Eurodollar
Loan) will be automatically Converted into a Base Rate Loan on the last day of the then current Interest Period for such Loan or (if outstanding as a Base Rate Loan) will remain as, or (if not then outstanding) will be made as, a Base Rate Loan. In addition, not later than 10:00 a.m. New York time on each Base Rate Continuation Date the Company shall deliver to the Administrative Agent a certificate of the Company setting forth in reasonable detail the calculation of the Aggregate Projected Loan Amount as of such date.

           4.06 Non-Receipt of Funds by the Administrative Agent. Unless the Administrative Agent shall have been notified by a Lender or the Company (the "Payor") prior to the date on which the Payor is to make payment to the Administrative Agent of (in the case of a Lender) the proceeds of a Loan to be made by such Lender hereunder or (in the case of the Company) a payment to the Administrative Agent for account of one or more of the Lenders hereunder (such payment being herein called the "Required Payment"), which notice shall be effective upon receipt, that the Payor does not intend to make the Required Payment to the Administrative Agent, the Administrative Agent may assume that the Required Payment has been made and may, in reliance upon such assumption (but shall not be required to), make the amount thereof available to the intended recipient(s) on such date; and, if the Payor has not in fact made the Required Payment to the Administrative Agent, the recipient(s) of such payment shall, on demand, repay to the Administrative Agent the amount so made





                                Credit Agreement
available together with interest thereon in respect of each day during the period commencing on the date (the "Advance Date") such amount was so made available by the Administrative Agent until the date the Administrative Agent recovers such amount at a rate per annum equal to the Federal Funds Rate for such day and, if such recipient(s) shall fail promptly to make such payment, the Administrative Agent shall be entitled to recover such amount, on demand, from the Payor, together with interest as aforesaid, provided that if neither the recipient(s) nor the Payor shall return the Required Payment to the Administrative Agent within three Business Days of the Advance Date, then, retroactively to the Advance Date, the Payor and the recipient(s) shall each be obligated to pay interest on the Required Payment as follows:

                 (i) if the Required Payment shall represent a payment to be made by the Company to the Lenders, the Company and the recipient(s) shall each be obligated retroactively to the Advance Date to pay interest in respect of the Required Payment at the Post-Default Rate (without duplication of the obligation of the Company under Section
         3.02 hereof to pay interest on the Required Payment at the Post-Default Rate), it being understood that the return by the recipient(s) of the Required Payment to the Administrative Agent shall not limit such obligation of the Company under said Section 3.02 to pay interest at the Post-Default Rate in respect of the Required Payment; and

                 (ii) if the Required Payment shall represent proceeds of a Loan to be made by a Lender to the Company, the Payor and the Company shall each be obligated retroactively to the Advance Date to pay interest in respect of the Required Payment pursuant to whichever of the rates specified in Section 3.02 hereof is applicable to the Type of such Loan, it being understood that the return by the Company of the Required Payment to the Administrative Agent shall not limit any claim the Company may have against the Payor in respect of such Required Payment.

                 4.07  Sharing of Payments, Etc.

                 (a) The Company agrees that, in addition to (and without limitation of) any right of set-off, banker's lien or counterclaim a Lender may otherwise have, each Lender shall be entitled, at its option (to the fullest extent permitted by law), to set off and apply any deposit (general or special, time or demand, provisional or final), or other indebtedness, held by it for the credit or account of the Company at any of its offices,





                                Credit Agreement
in Dollars or in any other currency, against any principal of or interest on any of such Lender's Loans or any other amount payable to such Lender hereunder, that is not paid when due (regardless of whether such deposit or other indebtedness is then due to the Company), in which case it shall promptly notify the Company and the Administrative Agent thereof, provided that such Lender's failure to give such notice shall not affect the validity thereof.

                 (b) If any Lender shall obtain from the Company payment of any principal of or interest on any Loan owing to it or payment of any other amount under this Agreement or any other Credit Document through the exercise of any right of set-off, banker's lien or counterclaim or similar right or otherwise (other than from the Administrative Agent as provided herein), and, as a result of such payment, such Lender shall have received a greater percentage of the principal of or interest on the Loans or such other amounts then due hereunder or thereunder by the Company to such Lender than the percentage received by any other Lender, it shall promptly purchase from such other Lenders participations in (or, if and to the extent specified by such Lender, direct interests in) the Loans or such other amounts, respectively, owing to such other Lenders (or in interest due thereon, as the case may be) in such amounts, and make such other adjustments from time to time as shall be equitable, to the end that all the Lenders shall share the benefit of such excess payment (net of any expenses that may be incurred by such Lender in obtaining or preserving such excess payment) pro rata in accordance with the unpaid principal of and/or interest on the Loans or such other amounts, respectively, owing to each of the Lenders. To such end all the Lenders shall make appropriate adjustments among themselves (by the resale of participations sold or otherwise) if such payment is rescinded or must otherwise be restored.

                 (c) The Company agrees that any Lender so purchasing such a participation (or direct interest) may exercise all rights of set-off, banker's lien, counterclaim or similar rights with respect to such participation as fully as if such Lender were a direct holder of Loans or other amounts (as the case may be) owing to such Lender in the amount of such participation (and the Company's obligations will be reduced accordingly).

                 (d) Nothing contained herein shall require any Lender to exercise any such right or shall affect the right of any Lender to exercise, and retain the benefits of exercising, any such right with respect to any other indebtedness or obligation of the Company. If, under any applicable bankruptcy, insolvency







                                Credit Agreement
or other similar law, any Lender receives a secured claim in lieu of a set-off to which this Section 4.07 applies, such Lender shall, to the extent practicable, exercise its rights in respect of such secured claim in a manner consistent with the rights of the Lenders entitled under this Section 4.07 to share in the benefits of any recovery on such secured claim.


                 Section 5.  Yield Protection, Etc.

                 5.01  Additional Costs.

                 (a) The Company shall pay directly to each Lender from time to time such amounts as such Lender may determine to be necessary to compensate such Lender for any costs that such Lender determines are attributable to its making or maintaining of any Eurodollar Loans or its obligation to make any Eurodollar Loans hereunder, or any reduction in any amount receivable by such Lender hereunder in respect of any of such Loans or such obligation, resulting from any Regulatory Change that:

                    (i) shall subject any Lender (or its Applicable Lending Office for any of such Loans) to any tax, duty or other charge in respect of such Loans or its Revolving Credit Note or change the basis of taxation of any amounts payable to such Lender under this Agreement or its Revolving Credit Note in respect of any of such Loans (excluding changes in the taxation of the overall net income of such Lender or of such Applicable Lending Office by the jurisdiction in which such Lender has its principal office or such Applicable Lending Office), provided that this Section 5.01(a)(i) shall not apply to any amounts excluded pursuant to the proviso to Section 5.06(a) hereof; or

                    (ii) imposes or modifies any reserve, special deposit or similar requirements (other than the Reserve Requirement utilized in the determination of the Eurodollar Rate for such Loan) relating to any extensions of credit or other assets of, or any deposits with or other liabilities of, such Lender (including, without limitation, any of such Loans or any deposits referred to in the definition of "Eurodollar Base Rate" in Section 1.01 hereof), or any commitment of such Lender (including, without limitation, the Commitment of such Lender hereunder); or

                    (iii) imposes any other condition affecting this Agreement or its Revolving Credit Note (or any of such extensions of credit or liabilities) or its Commitment.







                                Credit Agreement

If any Lender requests compensation from the Company under this Section 5.01(a), the Company may, by notice to such Lender (with a copy to the Administrative Agent), suspend the obligation of such Lender thereafter to make or Continue Eurodollar Loans, or to Convert Base Rate Loans into Eurodollar Loans, until the Regulatory Change giving rise to such request ceases to be in effect (in which case the provisions of Section 5.04 hereof shall be applicable), provided that such suspension shall not affect the right of such Lender to receive the compensation so requested.

                 (b) Without limiting the effect of the foregoing provisions of this Section 5.01 (but without duplication), the Company shall pay directly to each Lender from time to time on request such amounts as such Lender may determine to be necessary to compensate such Lender (or, without duplication, the bank holding company of which such Lender is a subsidiary) for any costs that it determines are attributable to the maintenance by such Lender (or any Applicable Lending Office or such bank holding company), pursuant to any law or regulation or any interpretation, directive or request (whether or not having the force of law and whether or not failure to comply therewith would be unlawful) of any court or Governmental Authority (i) following any Regulatory Change or (ii) implementing any risk-based capital guideline or other requirement (whether or not having the force of law and whether or not the failure to comply therewith would be unlawful) hereafter issued by any Governmental Authority implementing at the national level the Basle Accord, of capital in respect of its Commitment or Loans (such compensation to include, without limitation, an amount equal to any reduction of the rate of return on assets or equity of such Lender (or any Applicable Lending Office or such bank holding company) to a level below that which such Lender (or any Applicable Lending Office or such bank holding company) could have achieved but for such law, regulation, interpretation, directive or request).

                 (c) Each Lender shall notify the Company of any event occurring after the date hereof entitling such Lender to compensation under paragraph (a) or (b) of this Section 5.01 as promptly as practicable, but in any event within 45 days, after such Lender obtains actual knowledge thereof; provided that (i) if any Lender fails to give such notice within 45 days after it obtains actual knowledge of such an event, such Lender shall, with respect to compensation payable pursuant to this Section 5.01 in respect of any costs resulting from such event, only be entitled to payment under this Section 5.01 for costs incurred from and after the date 45 days prior to the date that such Lender does give such notice and (ii) each Lender will







                                Credit Agreement
designate a different Applicable Lending Office for the Loans of such Lender affected by such event if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the sole opinion of such Lender, be disadvantageous to such Lender, except that such Lender shall have no obligation to designate an Applicable Lending Office located in the United States of America. Each Lender will furnish to the Company a certificate setting forth the basis and amount of each request by such Lender for compensation under paragraph (a) or (b) of this Section 5.01. Determinations and allocations by any Lender for purposes of this Section 5.01 of the effect of any Regulatory Change pursuant to paragraph (a) of this Section 5.01, or of the effect of capital maintained pursuant to paragraph (b) of this Section 5.01, on its costs or rate of return of maintaining Loans or its obligation to make Loans, or on amounts receivable by it in respect of Loans, and of the amounts required to compensate such Lender under this Section 5.01, shall be conclusive, provided that such determinations and allocations are made on a reasonable basis.

                 5.02 Limitation on Types of Loans. Anything herein to the contrary notwithstanding, if, on or prior to the determination of any Eurodollar Base Rate for any Interest Period:

                 (a) the Administrative Agent determines, which determination shall be conclusive, that quotations of interest rates for the relevant deposits referred to in the definition of "Eurodollar Base Rate" in Section 1.01 hereof are not being provided in the relevant amounts or for the relevant maturities for purposes of determining rates of interest for Eurodollar Loans as provided herein; or

                 (b) the Majority Lenders determine, which determination shall be conclusive, and notify the Administrative Agent that the relevant rates of interest referred to in the definition of "Eurodollar Base Rate" in Section 1.01 hereof upon the basis of which the rate of interest for Eurodollar Loans for such Interest Period is to be determined are not likely adequately to cover the cost to such Lenders of making or maintaining Eurodollar Loans for such Interest Period;

then the Administrative Agent shall give the Company and each Lender prompt notice thereof and, so long as such condition remains in effect, the Lenders shall be under no obligation to make additional Eurodollar Loans, to Continue Eurodollar Loans or to Convert Base Rate Loans into Eurodollar Loans, and the Company







                                Credit Agreement
shall, on the last day(s) of the then current Interest Period(s) for the outstanding Eurodollar Loans, either prepay such Loans or Convert such Loans into Base Rate Loans in accordance with Section 2.08 hereof.

                 5.03 Illegality. Notwithstanding any other provision of this Agreement, in the event that it becomes unlawful for any Lender or its Applicable Lending Office to honor its obligation to make or maintain Eurodollar Loans hereunder (and, in the sole opinion of such Lender, the designation of a different Applicable Lending Office would either not avoid such unlawfulness or would be disadvantageous to such Lender), then such Lender shall promptly notify the Company thereof (with a copy to the Administrative Agent) and such Lender's obligation to make or Continue, or to Convert Loans of any other Type into, Eurodollar Loans shall be suspended until such time as such Lender may again make and maintain Eurodollar Loans (in which case the provisions of Section 5.04 hereof shall be applicable).

                 5.04 Treatment of Affected Loans. If the obligation of any Lender to make Eurodollar Loans or to Continue, or to Convert Base Rate Loans into, Eurodollar Loans shall be suspended pursuant to Section 5.01 or 5.03 hereof, such Lender's Eurodollar Loans shall be automatically Converted into Base Rate Loans on the last day(s) of the then current Interest Period(s) for Eurodollar Loans (or, in the case of a Conversion resulting from a circumstance described in Section 5.03 hereof, on such earlier date as such Lender may specify to the Company with a copy to the Administrative Agent) and, unless and until such Lender gives notice as provided below that the circumstances specified in Section 5.01 or 5.03 hereof that gave rise to such Conversion no longer exist:

                 (a) to the extent that such Lender's Eurodollar Loans have been so Converted, all payments and prepayments of principal that would otherwise be applied to such Lender's Eurodollar Loans shall be applied instead to its Base Rate Loans; and

                 (b) all Loans that would otherwise be made or Continued by such Lender as Eurodollar Loans shall be made or Continued instead as Base Rate Loans, and all Base Rate Loans of such Lender that would otherwise be Converted into Eurodollar Loans shall remain as Base Rate Loans.

If such Lender gives notice to the Company with a copy to the Administrative Agent that the circumstances specified in Section 5.01 or 5.03 hereof that gave rise to the Conversion of







                                Credit Agreement
such Lender's Eurodollar Loans pursuant to this Section 5.04 no longer exist (which such Lender agrees to do promptly upon such circumstances ceasing to exist) at a time when Eurodollar Loans made by other Lenders are outstanding, such Lender's Base Rate Loans shall be automatically Converted, on the first day(s) of the next succeeding Interest Period(s) for such outstanding Eurodollar Loans, to the extent necessary so that, after giving effect thereto, all Base Rate and Eurodollar Loans are allocated among the Lenders ratably (as to principal amounts, Types and Interest Periods) in accordance with their respective Commitments.

                 5.05 Compensation. The Company shall pay to the Administrative Agent for account of each Lender, upon the request of such Lender through the Administrative Agent, such amount or amounts as shall be sufficient (in the reasonable opinion of such Lender) to compensate it for any loss (other than lost profit), cost or expense that such Lender reasonably determines is attributable to:

                 (a) any payment, prepayment or Conversion of a Eurodollar Loan made by such Lender for any reason (including, without limitation, the acceleration of the Loans pursuant to Section 9 hereof) on a date other than the last day of the Interest Period for such Loan; or

                 (b) any failure by the Company for any reason (including, without limitation, the failure of any of the conditions precedent specified in Section 6 hereof to be satisfied) to borrow a Eurodollar Loan from such Lender on the date for such borrowing specified in the relevant notice of borrowing given pursuant to Section 2.02 hereof.

Without limiting the effect of the preceding sentence, such compensation shall include an amount equal to the excess, if any, of (i) the amount of interest that otherwise would have accrued on the principal amount so paid, prepaid, Converted or not borrowed for the period from the date of such payment, prepayment, Conversion or failure to borrow to the last day of the then current Interest Period for such Loan (or, in the case of a failure to borrow, the Interest Period for such Loan that would have commenced on the date specified for such borrowing) at the applicable rate of interest for such Loan provided for herein (but excluding the Applicable Margin, if any) over (ii) the amount of interest that otherwise would have accrued on such principal amount at a rate per annum equal to the interest component of the amount such Lender would have bid in the London interbank market for Dollar deposits of leading banks in amounts







                                Credit Agreement
comparable to such principal amount and with maturities comparable to such period (as reasonably determined by such Lender), or if such Lender shall cease to make such bids, the equivalent rate, as reasonably determined by such Lender, derived from Telerate Access Service Page 3750 (British Bankers Association Settlement Rate) or other publicly available source as described in the definition of "Eurodollar Base Rate" in Section 1.01 hereof).

                 5.06  U.S. Taxes.

                 (a) The Company agrees to pay to each Lender that is not a U.S. Person such additional amounts as are necessary in order that the net payment of any amount due to such non-U.S. Person hereunder after deduction for or withholding in respect of any U.S. Taxes imposed with respect to such payment (or in lieu thereof, payment of such U.S. Taxes by such non-U.S. Person), will not be less than the amount stated herein to be then due and payable, provided that the foregoing obligation to pay such additional amounts shall not apply:

                   (i) to any payment to any Lender hereunder unless such Lender is, on the date hereof (or on the date it becomes a Lender hereunder as provided in Section 11.06(b) hereof) and on the date of any change in the Applicable Lending Office of such Lender, entitled to submit either a Form 1001 (relating to such Lender and entitling it to a complete exemption from withholding on all interest to be received by it hereunder in respect of the Loans) or Form 4224 (relating to all interest to be received by such Lender hereunder in respect of the Loans), or

                  (ii) to any U.S. Taxes to the extent imposed by reason of the failure by such non-U.S. Person to comply with applicable certification, information, documentation or other reporting requirements concerning the nationality, residence, identity or connections with the United States of America of such non-U.S. Person if such compliance is required by statute or regulation of the United States of America as a precondition to reduction of or relief or exemption from such U.S. Taxes.

For the purposes of this Section 5.06(a), (A) "U.S. Person" shall mean a citizen, national or resident of the United States of America, a corporation, partnership or other entity created or organized in or under any laws of the United States of America or any State thereof, or any estate or trust that is subject to U.S. Federal income taxation regardless of the source of its income,







                                Credit Agreement

(B) "U.S. Taxes" shall mean any present or future tax, assessment or other charge or levy imposed by or on behalf of the United States of America or any taxing authority thereof or therein, (C) "Form 1001" shall mean Form 1001 (Ownership, Exemption, or Reduced Rate Certificate) of the Department of the Treasury of the United States of America and (D) "Form 4224" shall mean Form 4224 (Exemption from Withholding of Tax on Income Effectively Connected with the Conduct of a Trade or Business in the United States) of the Department of the Treasury of the United States of America (or in relation to either such Form such successor and related forms as may from time to time be adopted by the relevant taxing authorities of the United States of America to document a claim to which such Form relates). Each of the Forms referred to in the foregoing clauses (C) and (D) shall include such successor and related forms as may from time to time be adopted by the relevant taxing authorities of the United States of America to document a claim to which such Form relates.

                 (b) Within 30 days after paying any amount to the Administrative Agent or any Lender from which it is required by law to make any deduction or withholding, and within 30 days after it is required by law to remit such deduction or withholding to any relevant taxing or other authority, the Company shall deliver to the Administrative Agent for delivery to such non-U.S. Person evidence satisfactory to such Person of such deduction, withholding or payment (as the case may be).

                 5.07 Replacement of Lenders. If any Lender requests compensation pursuant to Section 5.01 or 5.06 hereof, or any Lender's obligation to make or Continue, or to Convert Loans of any Type into, the other Type of Loan shall be suspended pursuant to Section 5.01 or 5.03 hereof (any such Lender requesting such compensation, or whose obligations are so suspended, being herein called a "Requesting Lender"), the Company, upon three Business Days' notice, may require that such Requesting Lender transfer all of its right, title and interest under this Agreement and such Requesting Lender's Revolving Credit Note to any bank or other financial institution (a "Proposed Lender") identified by the Company that is satisfactory to the Administrative Agent (i) if such Proposed Lender agrees to assume all of the obligations of such Requesting Lender hereunder, and to purchase all of such Requesting Lender's Loans hereunder for consideration equal to the aggregate outstanding principal amount of such Requesting Lender's Loans, together with interest accrued thereon to the date of such purchase, and satisfactory arrangements are made for payment to such Requesting Lender of all other amounts payable hereunder to such Requesting Lender on or prior to the date of such transfer (including any fees accrued hereunder and







                                Credit Agreement
any amounts that would be payable under Section 5 hereof as if all of such Requesting Lender's Loans were being prepaid in full on such date) and (ii) if such Requesting Lender has requested compensation pursuant to Section 5.01 or
5.06 hereof, such Proposed Lender's aggregate requested compensation, if any, pursuant to said Section 5.01 or 5.06 with respect to such Requesting Lender's Loans is lower than that of the Requesting Lender. Subject to the provisions of Section 11.06(b) hereof, such Proposed Lender shall be a "Lender" for all purposes hereunder. Without prejudice to the survival of any other agreement of the Company hereunder the agreements of the Company contained in Sections 5.01, 5.06 and 11.03 hereof (without duplication of any payments made to such Requesting Lender by the Company or the Proposed Lender) shall survive for the benefit of such Requesting Lender under this Section 5.07 with respect to the time prior to such replacement.

                 Section 6.  Conditions Precedent.

                 6.01 Effectiveness. The effectiveness of this Agreement is subject to the conditions precedent that the Agents shall have received the following documents, each of which shall be satisfactory to the Agents (and to the extent specified below, to the Lenders) in form and substance:

                 (a) Charter Documents. Certified copies of the LLC Agreement and of the certificate of incorporation and by-laws of Motorola, and of all corporate or other authority for each Credit Party (including, without limitation, board of directors resolutions and evidence of the incumbency, including specimen signatures, of officers) with respect to the execution, delivery and performance of such of the Credit Documents to which each Credit Party is intended to be a party and each other document to be delivered by such Credit Party from time to time in connection herewith or therewith and the Loans hereunder (and each Agent and each Lender may conclusively rely on such certificate until it receives notice in writing from the respective Credit Party to the contrary).

                 (b) Revolving Credit Notes. A Revolving Credit Note, duly completed and executed for each Lender.

                 (c) Motorola Guarantee Agreement. The Motorola Guarantee Agreement, duly executed and delivered by Motorola and the Administrative Agent.







                                Credit Agreement

                 (d) Company Officer's Certificate. A certificate of a senior officer of the Company, dated the Closing Date, to the effect that:

                       (i) no Company Default shall have occurred and be continuing; and

                       (ii) the representations and warranties made by the Company in Section 7 hereof shall be true and complete on and as of the Closing Date with the same force and effect as if made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date).

                 (e) Motorola Officer's Certificate. A certificate of a senior officer of Motorola, dated the Closing Date, to the effect that:

                       (i) no Motorola Default shall have occurred and be continuing; and

                       (ii) the representations and warranties made by Motorola in Section 3 of the Motorola Guarantee Agreement shall be true and complete on and as of the Closing Date with the same force and effect as if made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date).

                 (f) Opinion of Counsel to the Company. An opinion, dated the Closing Date, of Sullivan & Cromwell, counsel to the Company, substantially in the form of Exhibit C hereto and covering such other matters as any Agent or any Lender may reasonably request (and the Company hereby instructs such counsel to deliver such opinion to the Lenders and the Agents).

                 (g) Opinions of Counsel to Motorola. (i) An opinion, dated the Closing Date, of James Markey, Esq., counsel to Motorola, and (ii) an opinion, dated the Closing Date, of Kirkland & Ellis, special New York counsel to Motorola, substantially in the forms of Exhibits D-1 and D-2 hereto, respectively, and covering such other matters as any Agent or any Lender may reasonably request (and Motorola hereby instructs such counsel to deliver such opinions to the Lenders and the Agents).







                                Credit Agreement

                 (h) Opinion of Special New York Counsel to Global Arrangers. An opinion, dated the Closing Date, of Milbank, Tweed, Hadley & McCloy, special New York counsel to the Global Arrangers, substantially in the form of Exhibit E hereto (and the Global Arrangers hereby instruct such counsel to deliver such opinion to the Lenders and the Agents).

                 (i) Other Documents. Such other documents as any Agent or any Lender or special New York counsel to the Global Arrangers may reasonably request.

The effectiveness of this Agreement is also subject to the payment by the Company of such fees and expenses as the Company shall have agreed to pay or deliver to the Global Arrangers, any Lender and/or any Agent in connection herewith, including, without limitation, the reasonable fees and expenses of Milbank, Tweed, Hadley & McCloy, special New York counsel to the Global Arrangers, in connection with the negotiation, preparation, execution and delivery of this Agreement, the Revolving Credit Notes and the other Credit Documents and the making of the Loans hereunder (to the extent that statements for such fees and expenses have been delivered to the Company).

                 6.02 Initial and Subsequent Loans. The obligation of the Lenders to make any Loan to the Company upon the occasion of each borrowing hereunder (including the initial borrowing) is subject to the further conditions precedent that, both immediately prior to the making of such Loan and also after giving effect thereto and to the intended use thereof:

                 (a)  no Company Default shall have occurred and be continuing;

                 (b)  the representations and warranties made by the Company in
         Section 7 hereof shall be true and complete on and as of the date of the making of such Loan with the same force and effect as if made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date);

                 (c) no Motorola Default shall have occurred and be continuing;

                 (d)  the representations and warranties made by Motorola in
         Section 3 of the Motorola Guarantee Agreement shall be true and complete on and as of the date of the







                                Credit Agreement
         making of such Loan with the same force and effect as if made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date); and

                 (e) the Aggregate Projected Loan Amount, determined as of such borrowing date (after giving effect to such borrowing), shall not exceed $745,000,000.

Each notice of borrowing by the Company hereunder shall constitute a certification (i) by the Company to the effect set forth in clauses (a), (b) and (e) above and (ii) by Motorola to the effect set forth in clauses (c) and
(d) of the preceding sentence (in each case, both as of the date of such notice and, unless the Company or Motorola, respectively, otherwise notifies the Administrative Agent prior to the date of such borrowing, as of the date of such borrowing).

                 Section 7. Representations and Warranties. The Company represents and warrants to the Agents and the Lenders that:

                 7.01  Legal Existence.  Each of the Company and its
Subsidiaries: (a) is a limited liability company, corporation, partnership or other entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization; (b) has all requisite corporate or other power, and has all material Governmental Approvals necessary, to own its assets and carry on its business as now being or as proposed to be conducted with such exceptions as could not reasonably be likely (either individually or in the aggregate) to have a Material Adverse Effect; and (c) is qualified to do business and is in good standing in all jurisdictions in which the nature of the business conducted by it makes such qualification necessary and where failure so to qualify could reasonably be likely (either individually or in the aggregate) to have a Material Adverse Effect.

                 7.02 Financial Condition. The Company has heretofore furnished to each of the Lenders the balance sheet of the Company as at December 31, 1995 and the related statements of income, retained earnings and cash flows of the Company for the fiscal year ended on said date, with the opinion thereon of KPMG Peat Marwick LLP, and the unaudited balance sheet of the Company as at June 30, 1996 and the related statements of income, retained earnings and cash flows of the Company for the six-month period ended on such date. All such financial statements present







                                Credit Agreement
fairly, in all material respects, the financial condition of the Company, as at said dates and the results of its operations for the fiscal year and six-month period ended on said dates (subject, in the case of such financial statements as at June 30, 1996, to normal year-end audit adjustments), all in accordance with generally accepted accounting principles and practices applied on a consistent basis. Since December 31, 1995, there has been no material adverse change in the financial condition, operations or business of the Company from that set forth in said financial statements as at said date, except such as could not reasonably be likely (either individually or in the aggregate) to have a Material Adverse Effect.

                 7.03 Litigation. Except as set forth in Schedule III hereto, there are no legal or arbitral proceedings, or any proceedings by or before any Governmental Authority, now pending or (to the knowledge of the Company) threatened against the Company or any of its Subsidiaries that could reasonably be likely (either individually or in the aggregate) to have a Material Adverse Effect.

                 7.04 No Breach. None of the execution and delivery of the Credit Documents to which it is a party, the consummation of the transactions herein and therein contemplated or compliance with the terms and provisions hereof and thereof will conflict with or result in a breach of, or require any consent (other than any consent which has been obtained and is in full force and effect) under, the LLC Agreement, or any applicable law or regulation, or any order, writ, injunction or decree of any court or Governmental Authority, or any agreement or instrument to which the Company or any of its Subsidiaries is a party or by which any of them or any of their Property is bound or to which any of them is subject, or constitute a default under any such agreement or instrument, or result in the creation or imposition of any Lien upon any Property of the Company or any of its Subsidiaries pursuant to the terms of any such agreement or instrument (other than any Liens in favor of Motorola).

                 7.05 Action. The Company has all necessary power, authority and legal right to execute, deliver and perform its obligations under each of the Credit Documents to which it is a party; the execution, delivery and performance by the Company of each of the Credit Documents to which it is a party have been duly authorized by all necessary action on its part (including, without limitation, any required member or shareholder approvals); and this Agreement has been duly and validly executed and delivered by the Company and constitutes, and each of the Revolving Credit Notes when executed and delivered for value will







                                Credit Agreement
constitute, its legal, valid and binding obligation, enforceable against the Company in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors' rights.

                 7.06 Approvals. No authorizations, approvals or consents of, and no filings or registrations with, any Governmental Authority, or any securities exchange, are necessary for the execution, delivery or performance by the Company of any of the Credit Documents to which it is a party or for the legality, validity or enforceability hereof or thereof.

                 7.07 Use of Credit. Neither the Company nor any of its Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose, whether immediate, incidental or ultimate, of buying or carrying Margin Stock, and no part of the proceeds of the Loans hereunder will be used to buy or carry any Margin Stock.

                 7.08 ERISA. Each Plan, and, to the knowledge of the Company, each Multiemployer Plan, of the Company is in material compliance with, and has been administered in material compliance with, the applicable provisions of ERISA, the U.S. Tax Code and any other U.S. Federal or State law. No event or condition has occurred and is continuing as to which the Company would be under an obligation to furnish a report to the Administrative Agent under Section 8.01(d) hereof (other than any event or condition as to which a report has been given).

                 7.09 Taxes. The Company and its Subsidiaries have filed all U.S. Federal income tax returns and all other material tax returns and information statements that are required to be filed by them and have paid all taxes due pursuant to such returns or pursuant to any assessment received by the Company or any of its Subsidiaries, except for any such tax being contested in good faith and by proper proceedings and as to which adequate reserves have been set aside by the Company in accordance with GAAP. The charges, accruals and reserves on the books of the Company and its Subsidiaries in respect of taxes and other governmental charges are, in the opinion of the Company, adequate.

                 7.10 Investment Company Act. Neither the Company nor any of its Subsidiaries is an "investment company", or a company "controlled" by a company registered as an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended.







                                Credit Agreement

                 7.11 Public Utility Holding Company Act. Neither the Company nor any of its Subsidiaries is a "holding company", or an "affiliate" of a "holding company" or a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.

                 7.12 Capitalization. The Company has heretofore delivered to the Agents a true and complete copy of the LLC Agreement. The only members of the Company on the date hereof are identified in Part A of Schedule IV hereto. As of the date hereof, (a) except as identified in Part B of Schedule IV hereto, there are no outstanding Equity Rights with respect to the Company and
(b) except as identified in said Part B, there are no outstanding obligations of the Company or any of its Subsidiaries to repurchase, redeem, or otherwise acquire any equity interests of the Company nor are there any outstanding obligations of the Company or any of its Subsidiaries to make payments to any Person, such as "phantom stock" payments, where the amount thereof is calculated with reference to the fair market value or equity value of the Company or any of its Subsidiaries.

                 7.13 Subsidiaries and Certain Investments. Set forth in (a) Part A of Schedule V hereto is a complete and correct list of all Subsidiaries of the Company on the date hereof and (b) Part B of Schedule V hereto is a complete and correct list of all Investments (other than Permitted Investments and Investments identified in said Part A) held by the Company or any of its Subsidiaries in any Person on the date hereof and, for each such Investment, the identity of the Person or Persons holding such Investment and the nature of such Investment.

                 7.14 True and Complete Disclosure. The information, reports, financial statements, exhibits and schedules (other than projections) furnished in writing by or on behalf of the Company to any Agent or any Lender in connection with the negotiation, preparation or delivery of this Agreement and the other Credit Documents or included herein or therein or delivered pursuant hereto or thereto (other than projections), when taken as a whole (together with the Information Memorandum) do not contain any untrue statement of material fact or omit to state any material fact necessary to make the statements herein or therein, in light of the circumstances under which they were made, not misleading. The projections, estimates and/or pro forma financial statements furnished by or on behalf of the Company to the Agents or any Lender in connection with the negotiation, execution and delivery of this Agreement and the other Credit Documents or included herein or therein or delivered pursuant hereto or thereto, have been prepared by the Company in good faith on the basis of







                                Credit Agreement
information and assumptions that the Company believed to be reasonable as of the date of such information. All written information furnished after the date hereof by the Company and its Subsidiaries to the Agents and the Lenders in connection with this Agreement and the other Credit Documents and the transactions contemplated hereby and thereby will not contain any untrue statement of material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or (in the case of projections, estimates and pro forma financial statements) will be prepared in good faith on the basis of information and assumptions believed by the Company to be reasonable as of the date of such information. There is no fact known to the Company that could reasonably be likely to have a Material Adverse Effect that has not been disclosed herein, in the other Credit Documents or in a report, financial statement, exhibit, schedule, disclosure letter or other writing furnished to the Lenders for use in connection with the transactions contemplated hereby or thereby.

                 Section 8. Covenants of the Company. The Company covenants and agrees with the Lenders and the Agents that, so long as any Commitment or Loan is outstanding and until payment in full of all amounts payable by the Company hereunder:

                 8.01 Financial Statements Etc. The Company shall deliver to the Administrative Agent:

                 (a) as soon as available and in any event within 60 days after the end of each of the first three quarterly fiscal periods of each fiscal year of the Company, consolidated statements of income, retained earnings and cash flows of the Company and its Subsidiaries for such period and for the period from the beginning of the respective fiscal year to the end of such period, and the related consolidated balance sheet of the Company and its Subsidiaries as at the end of such period, setting forth in each case in comparative form the corresponding consolidated figures for the corresponding periods in the preceding fiscal year (except that, in the case of balance sheets, such comparison shall be to the last day of the prior fiscal year), accompanied by a certificate of a senior financial officer of the Company, which certificate shall state that said consolidated financial statements present fairly, in all material respects, the consolidated financial condition and results of operations of the Company and its Subsidiaries, in each case in accordance with generally







                                Credit Agreement
         accepted accounting principles, consistently applied, as at the end of, and for, such period (subject to normal year-end audit adjustments);

                 (b) as soon as available and in any event within 120 days after the end of each fiscal year of the Company, consolidated statements of income, retained earnings and cash flows of the Company and its Subsidiaries for such fiscal year and the related consolidated balance sheet of the Company and its Subsidiaries as at the end of such fiscal year, setting forth in each case in comparative form the corresponding consolidated figures for the preceding fiscal year (and accompanied by an opinion thereon of KPMG Peat Marwick LLP or other independent certified public accountants of recognized national standing, which opinion shall state that said consolidated financial statements present fairly, in all material respects, the consolidated financial condition and results of operations of the Company and its Subsidiaries as at the end of, and for, such fiscal year in accordance with generally accepted accounting principles), in each case in accordance with generally accepted accounting principles, consistently applied, as at the end of, and for, such fiscal year;

                 (c) promptly upon their becoming available, copies of all registration statements and regular periodic reports, if any, that the Company shall have filed with the Securities and Exchange Commission (or any governmental agency substituted therefor) or any national securities exchange;

                 (d) promptly after the Company knows or has reason to believe that any of the events or conditions specified below with respect to any Plan or Multiemployer Plan of the Company (which events or conditions, either individually or in the aggregate, could reasonably be likely to have a Material Adverse Effect) has occurred or exists, a statement signed by a senior financial officer of the Company setting forth details respecting such event or condition and the action, if any, that the Company or its ERISA Affiliate proposes to take with respect thereto (and a copy of any report or notice filed with or given to the PBGC by the Company or an ERISA Affiliate of the Company with respect to such event or condition):

                       (i) any reportable event, as defined in Section 4043(c) of ERISA and the regulations issued thereunder, with respect to a Plan of the Company, as to which the PBGC has not by regulation waived the







                                Credit Agreement
                 requirement of Section 4043(a) of ERISA that it be notified within 30 days of the occurrence of such event (provided that a failure to meet the minimum funding standard of Section 412 of the U.S. Tax Code or Section 302 of ERISA, including, without limitation, the failure to make on or before its due date a required installment under Section 412(m) of the U.S. Tax Code or Section 302(e) of ERISA, shall be a reportable event regardless of the issuance of any waivers in accordance with Section 412(d) of the U.S. Tax Code); and any request for a waiver under Section 412(d) of the U.S. Tax Code for any Plan of the Company;

                          (ii) the distribution under Section 4041 of ERISA of a notice of intent to terminate any Plan of the Company or any action taken by the Company or an ERISA Affiliate of the Company to terminate any Plan of the Company (other than pursuant to Section 4041(b) of ERISA);

                          (iii) the institution by the PBGC of proceedings
                 under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan of the Company, or the receipt by the Company or any ERISA Affiliate of the Company of a notice from a Multiemployer Plan of the Company that such action has been taken by the PBGC with respect to such Multiemployer Plan;

                          (iv) the complete or partial withdrawal from a Multiemployer Plan of the Company by the Company or any ERISA Affiliate of the Company that results in liability under
                 Section 4201 or 4204 of ERISA (including the obligation to satisfy secondary liability as a result of a purchaser default) or the receipt by the Company or any ERISA Affiliate of the Company of notice from a Multiemployer Plan of the Company that it is in reorganization or insolvency pursuant to
                 Section 4241 or 4245 of ERISA or that it intends to terminate or has terminated under Section 4041A of ERISA;

                          (v) the institution of a proceeding by a fiduciary of any Multiemployer Plan of the Company against the Company or any ERISA Affiliate of the Company to enforce Section 515 of ERISA, which proceeding is not dismissed within 30 days; and







                                Credit Agreement

                          (vi) the adoption of an amendment to any Plan of the Company that, pursuant to Section 401(a)(29) of the U.S. Tax Code or Section 307 of ERISA, would result in the loss of tax-exempt status of the trust of which such Plan is a part if the Company or an ERISA Affiliate of the Company fails to timely provide security to such Plan in accordance with the provisions of said Sections;

                 (e) promptly after the Company knows or has reason to believe that any Default has occurred, a notice of such Default describing the same in reasonable detail and, together with such notice or as soon thereafter as possible, a description of the action that the Company has taken or proposes to take with respect thereto; and

                 (f) from time to time such other information regarding the financial condition, operations or business of the Company or any of its Subsidiaries as any Lender (through the Administrative Agent) or any Agent may reasonably request.

The Company will furnish to the Administrative Agent, at the time it furnishes each set of financial statements pursuant to paragraph (a) or (b) above, a certificate of a senior financial officer of the Company (i) to the effect that no Default has occurred and is continuing (or, if any Default has occurred and is continuing, describing the same in reasonable detail and describing the action that the Company has taken or proposes to take with respect thereto) and
(ii) setting forth in reasonable detail the computations, if any, necessary to determine whether the Company is in compliance with Sections 8.07, 8.08 and
8.09 hereof as of the end of the respective quarterly fiscal period or fiscal year. Upon receipt of any financial statement, notice or other information from the Company under this Section 8.01, the Administrative Agent shall promptly deliver a copy of the same to each of the Lenders.

                 8.02 Litigation. The Company will promptly give to each Lender notice of all legal or arbitral proceedings, and of all proceedings by or before any Governmental Authority, and any material development in respect of such legal or other proceedings, affecting the Company or any of its Subsidiaries, except proceedings that, if adversely determined, could not reasonably be likely (either individually or in the aggregate) to have a Material Adverse Effect. Without limiting the generality of the foregoing, the Company will give to each Lender notice of the assertion of any environmental matter by any Person against,





                                Credit Agreement
or with respect to the activities of, the Company or any of its Subsidiaries and notice of any alleged violation of or non-compliance with any Environmental Laws or any permits, licenses or authorizations, other than any environmental matter or alleged violation that, if adversely determined, could not reasonably be likely (either individually or in the aggregate) to have a Material Adverse Effect.

                 8.03 Existence, Etc. The Company will, and will cause each of its Subsidiaries to:

                 (a) preserve and maintain its legal existence and all of its material rights, privileges, licenses, approvals, consents and franchises, including, without limitation, all material permits, licenses and authorizations required from time to time to be obtained under applicable Environmental Laws, provided that nothing in this
         Section 8.03 shall prohibit any transaction expressly permitted under
         Section 8.05 hereof;

                 (b) comply with the requirements of all applicable laws (including, without limitation, Environmental Laws), rules, regulations and orders of Governmental Authorities if failure to comply with such requirements could reasonably be likely (either individually or in the aggregate) to have a Material Adverse Effect;

                 (c) pay and discharge all material taxes, assessments and governmental charges or levies imposed on it or on its income or profits or on any of its Property prior to the date on which penalties attach thereto, except for any such tax, assessment, charge or levy the payment of which is being contested in good faith and by proper proceedings and against which, in the opinion of the Company, adequate reserves are being maintained;

                 (d) maintain all of its Properties used or useful in its business in good working order and condition, ordinary wear and tear excepted, provided that nothing in this Section 8.03(d) shall prevent the Company or any of its Subsidiaries from discontinuing such maintenance if such discontinuance is, in the judgment of the Company, desirable in the conduct of its business and the business of any of its Subsidiaries and not disadvantageous in any material respect to the Lenders;

                 (e) keep adequate records and books of account, in which complete entries will be made in accordance with







                                Credit Agreement
         generally accepted accounting principles consistently applied; and

                 (f) permit representatives of any Lender or any Agent, during normal business hours and upon reasonable notice, to examine, copy and make extracts from its books and records, to inspect any of its Properties, and to discuss its business and affairs with its officers, all to the extent reasonably requested by such Lender or Agent (as the case may be).

                 8.04 Insurance. The Company will, and will cause each of its Subsidiaries to, maintain insurance with financially sound and reputable insurance companies, and with respect to Property and risks of a character usually maintained by entities engaged in the same or similar business similarly situated, against loss, damage and liability of the kinds and in the amounts customarily maintained by such entities.

                 8.05 Prohibition of Fundamental Changes. The Company shall not consolidate with or merge into any other Person or convey, transfer or lease its Property substantially as an entirety to any Person, and the Company shall not permit any Person to consolidate with or merge into it or convey, transfer or lease its Property substantially as an entirety to it, except that the Company may transfer all or substantially all of the assets of the Company to a Wholly Owned Subsidiary (which, for this purpose, may include a limited liability company which is at least 99% directly owned by the Company), provided that, at the time of such transfer and after giving effect thereto,
(a) no Default shall have occurred and be continuing, (b) such Subsidiary shall be organized under the laws of the United States or any State thereof, (c) concurrently with such transfer, Motorola and the Administrative Agent shall have entered into the amendments to the Motorola Guarantee Agreement referred to in Section 4.07(a) thereof and (d) concurrently with such transfer, such Subsidiary shall assume in writing all of the obligations of the Company under this Agreement and the Revolving Credit Notes and the Company shall be released therefrom, and thereafter (unless the context otherwise requires) references herein or in the other Credit Documents to "the Company" shall be deemed to refer to such Subsidiary (and the Company, such Subsidiary, the Lenders and the Agents shall enter into such amendments to this Agreement as shall be reasonably requested by the Administrative Agent or the Company to give effect to the foregoing).

                 8.06 Limitation on Liens. The Company will not, nor will it permit any of its Subsidiaries to, create, incur, assume







                                Credit Agreement
or suffer to exist any Lien upon any of its Property, whether now owned or hereafter acquired, except:

                 (a) Liens in existence on the date hereof and Liens in favor of Motorola, the Company or any of its Subsidiaries;

                 (b) Liens imposed by any Governmental Authority for taxes, assessments or charges not yet due or that are being contested in good faith and by appropriate proceedings if, in the opinion of the Company, adequate reserves with respect thereto are maintained on the books of the Company or the affected Subsidiaries, as the case may be, in accordance with GAAP;

                 (c) carriers', warehousemen's, mechanics', materialmen's, repairmen's, landlords' or other like Liens arising in the ordinary course of business that are not overdue for a period of more than 30 days or that are being contested in good faith and by appropriate proceedings and Liens securing judgments but only to the extent for an amount and for a period not resulting in an Event of Default under
         Section 9(e) hereof;

                 (d) pledges or deposits under worker's compensation, unemployment insurance and other social security legislation;

                 (e) deposits to secure the performance of bids, trade contracts (other than for Indebtedness), leases, utilities, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

                 (f) easements, rights-of-way, restrictions and other similar encumbrances incurred in the ordinary course of business and encumbrances consisting of zoning restrictions, easements, licenses, restrictions on the use of Property or minor defects, irregularities or imperfections in title, and encumbrances and statutory Liens, that, in the aggregate, are not material in amount, and that do not in any case materially detract from the value of the Property subject thereto or interfere with the ordinary conduct of the business of the Company or any of its Subsidiaries;

                 (g) Liens in favor of any Governmental Authority to secure progress, advance or other payments, or pursuant to any contract, license, permit or provision of any statute;







                                Credit Agreement

                 (h) Liens on Property existing at the time of acquisition thereof (including acquisition through merger or consolidation);

                 (i) bankers' Liens arising out of or with respect to the credit balance maintained by the Company in one or more deposit accounts to the extent not prohibited by Section 8.08 hereof;

                 (j) Liens on Property to secure the payment of all or any part of the purchase price or construction cost thereof or to secure any Indebtedness incurred prior to, at the time of, or within 180 days after, the acquisition of such Property, the completion of any construction or the commencement of full operation, for the purpose of financing all or any part of the purchase price or construction cost thereof;

                 (k) Liens in connection with any Capital Lease Obligation not prohibited pursuant to Section 8.07 hereof; and

                 (l) any extension, renewal or replacement (or successive extensions, renewals or replacements), as a whole or in part, of any Lien referred to in the foregoing clauses (a) through (k), inclusive, provided that such extension, renewal or replacement Lien shall be limited to all or a part of the same Property secured by the Lien so extended, renewed or replaced (plus improvements on such Property).

                 8.07 Indebtedness. The Company will not, nor will it permit any of its Subsidiaries to, create, incur or suffer to exist any Indebtedness except:

                 (a)  Indebtedness to the Lenders hereunder;

                 (b) Indebtedness outstanding on the date hereof and identified in Schedule VI hereto;

                 (c) Indebtedness of the Company or any of its Subsidiaries to Motorola;

                 (d) Indebtedness of Subsidiaries of the Company to the Company or to other Subsidiaries of the Company;

                 (e)  Indebtedness secured by a Lien permitted under Section
         8.06 hereof;







                                Credit Agreement

                 (f) Indebtedness that by its terms is subordinated in right of payment to the Loans (the terms of which shall be approved by the Global Arrangers, which approval shall not be unreasonably withheld);

                 (g) Indebtedness that by its terms ranks pari passu to the Loans in right of payment, provided that, immediately after giving effect to the incurrence of such Indebtedness and the receipt and application of the proceeds thereof, the sum of the aggregate outstanding principal amount of Indebtedness of the Company and its Subsidiaries incurred pursuant to this Agreement and this paragraph
         (g) would be less than $2,600,000,000;

                 (h) Indebtedness incurred or given in exchange for, or the proceeds of which are used to, extend, refinance, renew, replace, substitute, defease or refund any Indebtedness outstanding on the date hereof or incurred by the Company or any of its Subsidiaries in accordance with the terms of this Agreement (other than pursuant to paragraph (c) of this Section 8.07), provided that such Indebtedness does not exceed the amount of Indebtedness being so extended, refinanced, renewed, replaced, substituted, defeased or refunded; and

                 (i) obligations of the Company in respect of (i) the Space System Contract effective July 29, 1993, (ii) the Operations and Maintenance Contract effective July 29, 1993 and (iii) the Terrestrial Network Development Contract effective January 1, 1993, in each case between the Company and Motorola and as amended and in effect from time to time.

                 8.08 Investments. The Company will not, nor will it permit any of its Subsidiaries to, make or permit to remain outstanding any Investments except:

                 (a) Investments outstanding on the date hereof and identified in Schedule V hereto;

                 (b)  deposit accounts with banks;

                 (c)  Permitted Investments;

                 (d) Investments by the Company and its Subsidiaries in the Company and its Subsidiaries; and

                 (e) other Investments in an aggregate outstanding amount not at any time exceeding $100,000,000 (measured by







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
                                    - 49 -

         the amount of each such Investment as of the time such Investment is made).

                 8.09 Restricted Payments. The Company will not, nor will it permit any of its Subsidiaries to, declare or make any Restricted Payment at any time, except that:

                 (a) the Company may effect the transfer of assets expressly permitted under Section 8.05 hereof;

                 (b) so long as no Default shall have occurred and be continuing, the Company may make distributions to its members pursuant to Section 3.07(c) of the LLC Agreement with respect to the members' U.S. tax liability, and any Wholly Owned Subsidiary to which the assets of the Company shall have been transferred pursuant to Section
         8.05 hereof may make distributions to the Company (and its other member or members) for the purpose of enabling the Company to make distributions required to be made under said Section 3.07(c); and

                 (c) the Company may make payments (but no prepayments) of principal of and interest on Indebtedness incurred under Section 8.07(f) hereof as required in accordance with the terms thereof, but only, in each case, to the extent required by (and subject to the subordination provisions applicable thereto) the indenture or other agreement pursuant to which such Indebtedness was issued.

Except as expressly limited by the preceding sentence, nothing herein shall be deemed to prohibit the payment of distributions or dividends by any Subsidiary of the Company to the Company or to any other Subsidiary of the Company.

                 8.10 Lines of Business. The Company will not, nor will it permit any of its Subsidiaries to, engage to any substantial extent in any line or lines of business activity other than the business of operating a global wireless satellite-based communications system and related businesses (including activities relating to the financing of such businesses).

                 8.11 Transactions with Affiliates. Except as expressly permitted by this Agreement, the Company will not, nor will it permit any of its Subsidiaries to, directly or indirectly: (a) make any Investment in an Affiliate; (b) transfer, sell, lease, assign or otherwise dispose of any Property to an Affiliate; or (c) merge into or consolidate with or purchase or acquire Property from an Affiliate; provided that







                                Credit Agreement
the Company and its Subsidiaries may enter into any such transaction not otherwise prohibited by the terms of this Agreement (i) provided for and pursuant to any agreements that the Company is or will be a party to in connection with the development, construction, installation, ownership and maintenance of the Project, (ii) if the monetary or business consideration arising therefrom would, in the opinion of the Company, be substantially as advantageous to the Company and its Subsidiaries as the monetary or business consideration that would obtain in a comparable transaction with a Person not an Affiliate or (iii) provided that the aggregate amount of all such transactions (other than any such permitted under clauses (i) and (ii) above) does not exceed $10,000,000 in the aggregate.

                 8.12 Use of Proceeds. The Company will use the proceeds of the Loans hereunder solely (i) to make payments to Motorola at the times and in the amounts required pursuant to the contracts referred to in Section 8.07(i) hereof, (ii) to make payments of other Project-related costs and expenses,
(iii) to pay fees and expenses payable to the Global Arrangers, the Agents and the Lenders in connection with this Agreement and (iv) for other general purposes of the Company (in each case, in compliance with all applicable legal and regulatory requirements, including, without limitation, Regulations G, T, U and X and the Securities Act of 1933 and the Securities Exchange Act of 1934 and the regulations thereunder); provided that neither any Agent nor any Lender shall have any responsibility as to the use of any of such proceeds.

                 8.13 Certain Obligations Respecting Subsidiaries. The Company will not permit any of its Subsidiaries to enter into, after the date hereof, any indenture, agreement, instrument or other arrangement that, directly or indirectly, prohibits or restrains, or has the effect of prohibiting or restraining, or imposes materially adverse conditions upon, the incurrence or payment of Indebtedness owed to the Company or any other Subsidiary of the Company, the granting of Liens, the declaration or payment of dividends, the making of loans, advances or Investments to or in the Company or any other Subsidiary of the Company or the sale, assignment, transfer or other disposition of Property.

                 8.14 Modifications of LLC Agreement. The Company will not consent to any modification, supplement or waiver of any of the provisions of the LLC Agreement that could reasonably be likely to adversely affect the interests of the Lenders. Promptly following the execution and delivery of each modification, supplement or waiver relating to the LLC Agreement,







                                Credit Agreement
the Company shall furnish a copy thereof to the Administrative Agent.

                 Section 9. Events of Default. If one or more of the following events (herein called "Events of Default") shall occur and be continuing:

                 (a) The Company shall: (i) default in the payment of any principal of any Loan when due (whether at stated maturity or at prepayment); or (ii) default in the payment of any interest on any Loan or any fee payable by it hereunder or under any other Credit Document when due and such default shall have continued unremedied for three or more Business Days; or (iii) default in the payment of any other amount payable by it hereunder when due and such default shall have continued unremedied for fifteen or more days; or

                 (b) The Company or any of its Subsidiaries shall default in the payment when due (after the expiration of applicable grace periods) of any principal of or interest on any of its other Indebtedness having an outstanding principal amount of $10,000,000 individually or in the aggregate; or any event specified in any note, agreement, indenture or other document evidencing or relating to any such Indebtedness shall occur if the effect of such event is to cause, or (with the giving of any notice or the lapse of time or both) to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders) to cause, such Indebtedness to become due, or to be prepaid in full (whether by redemption, purchase, offer to purchase or otherwise), prior to its stated maturity or to have the interest rate thereon reset to a level so that securities evidencing such Indebtedness trade at a level specified in relation to the par value thereof; or

                 (c) Any representation, warranty or certification made or deemed made by the Company herein (or in any modification or supplement hereto), or in any certificate furnished to any Lender or any Agent pursuant to the provisions hereof, shall prove to have been false or misleading as of the time made or furnished in any material respect; or

                 (d) The Company shall default in the performance of any of its obligations under any of Sections 8.01(e) (with respect to Company Defaults only), 8.05, 8.07, 8.09 or 8.12 hereof or the first sentence of Section 8.14 hereof; or the






                                Credit Agreement

         Company shall default in the performance of any of its other obligations in this Agreement and such default shall continue unremedied for a period of 30 or more days after notice thereof to the Company by the Administrative Agent or any Lender (through the Administrative Agent); or

                 (e) A final judgment or judgments for the payment of money of $10,000,000 or more in the aggregate (exclusive of judgment amounts fully covered by insurance where the insurer has admitted liability in respect of such judgment) shall be rendered by one or more courts, administrative tribunals or other bodies having jurisdiction against the Company or any of its Subsidiaries and the same shall not be discharged (or provision shall not be made for such discharge), or a stay of execution thereof shall not be procured, within 30 days from the date of entry thereof and the Company or the relevant Subsidiary shall not, within said period of 30 days, or such longer period during which execution of the same shall have been stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal; or

                 (f) Motorola or any of the Motorola Domestic Subsidiaries shall admit in writing its inability to, or be generally unable to, pay its debts as such debts become due; or

                 (g) The Company, or one or more Subsidiaries which, individually or in the aggregate, have at least 10% of the assets or revenues of the Company and its Subsidiaries taken as a whole, or Motorola or any of the Motorola Domestic Subsidiaries, shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee, examiner or liquidator of itself or of all or a substantial part of its Property, (ii) make a general assignment for the benefit of its creditors, (iii) commence a voluntary case under the U. S. Bankruptcy Code, (iv) file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, liquidation, dissolution, arrangement or winding-up, or composition or readjustment of debts, (v) fail to controvert in a timely and appropriate manner, or acquiesce in writing to, any petition filed against it in an involuntary case under the U.S. Bankruptcy Code or (vi) take any corporate or other analogous action for the purpose of effecting any of the foregoing; or







                                Credit Agreement

                 (h) A proceeding or case shall be commenced, without the application or consent of the Company, or one or more Subsidiaries which, individually or in the aggregate, have at least 10% of the assets or revenues of the Company and its Subsidiaries taken as a whole, or Motorola or any of the Motorola Domestic Subsidiaries, in any court of competent jurisdiction, seeking (i) its reorganization, liquidation, dissolution, arrangement or winding-up, or the composition or readjustment of its debts, (ii) the appointment of a receiver, custodian, trustee, examiner, liquidator or the like of the Company or such Subsidiary, or Motorola or such Motorola Domestic Subsidiary, as the case may be, or of all or any substantial part of its Property or (iii) similar relief in respect of the Company or such Subsidiary, or Motorola or such Motorola Domestic Subsidiary, as the case may be, under any law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or adjustment of debts, and such proceeding or case shall continue undismissed, or an order, judgment or decree approving or ordering any of the foregoing shall be entered and continue unstayed and in effect, for a period of 60 or more days; or an order for relief against the Company or such Subsidiary, or Motorola or such Motorola Domestic Subsidiary, as the case may be, shall be entered in an involuntary case under the U.S. Bankruptcy Code; or

                 (i) Any representation, warranty or certification made or deemed made by Motorola in the Motorola Guarantee Agreement (or in any modification or supplement thereto) or herein, or in any certificate furnished to any Lender or any Agent pursuant to the provisions of the Motorola Guarantee Agreement or Section 6.01(e) or 6.02 hereof, shall prove to have been false or misleading as of the time made or furnished in any material respect; or

                 (j) Motorola shall default in the performance of any of its obligations under any of Sections 2, 4.01(e), 4.04, 4.05 and 4.06 of the Motorola Guarantee Agreement; or Motorola shall default in the performance of any of its other obligations in the Motorola Guarantee Agreement and such default shall continue unremedied for a period of 30 or more days after notice thereof to the Company and Motorola by the Administrative Agent or any Lender (through the Administrative Agent); or

                 (k) Motorola or any of the Motorola Domestic Subsidiaries shall default in the payment when due (after the expiration of applicable grace periods) of any principal







                                Credit Agreement
         of or interest on any of its Indebtedness aggregating in amount at least equal to 3% of amount of total stockholders' equity for Motorola and its consolidated Subsidiaries (determined on a consolidated basis without duplication in accordance with generally accepted accounting principles) as at the last day of the most recently completed fiscal quarter of Motorola ("Motorola's Net Worth"); or any event specified in any note, agreement, indenture or other document evidencing or relating to any such Indebtedness shall occur if the effect of such event is to cause, or (with the giving of any notice or the lapse of time or both) to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders) to cause, such Indebtedness to become due, or to be prepaid in full (whether by redemption, purchase, offer to purchase or otherwise), prior to its stated maturity or to have the interest rate thereon reset to a level so that securities evidencing such Indebtedness trade at a level specified in relation to the par value thereof; or

                 (l) A final judgment or judgments for the payment of money in excess of 3% of Motorola's Net Worth (exclusive of judgment amounts fully covered by insurance where the insurer has admitted liability in respect of such judgment) shall be rendered by one or more courts, administrative tribunals or other bodies having jurisdiction against the Motorola or any of the Motorola Domestic Subsidiaries and the same shall not be discharged (or provision shall not be made for such discharge), or a stay of execution thereof shall not be procured, within 60 days from the date of entry thereof and Motorola or the relevant Motorola Domestic Subsidiary shall not, within said period of 60 days, or such longer period during which execution of the same shall have been stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal; or

                 (m) Except for expiration in accordance with its terms, the Motorola Guarantee Agreement shall for whatever reason be terminated or cease to be in full force and effect, or the enforceability thereof shall be contested by Motorola; or

                 (n) Motorola shall cease to own, free and clear of all Liens, directly or indirectly, at least (i) 20% of the aggregate voting equity interests of the Company, assuming full exercise of any warrants or full conversion of any convertible securities issued to Motorola or any of its Subsidiaries (whether or not currently exercisable or







                                Credit Agreement
         convertible) but before giving effect to any dilutive effect of any public offering of stock or other equity interests or (ii) 15% of the aggregate voting equity interests of the Company;

THEREUPON: (1) in the case of an Event of Default other than one referred to in clause (g) or (h) of this Section 9 with respect to the Company, the Administrative Agent may and, upon request of the Majority Lenders, will, by notice to the Company, terminate the Commitments and/or declare the principal amount then outstanding of, and the accrued interest on, the Loans and all other amounts payable by the Company hereunder and under the Revolving Credit Notes (including, without limitation, any amounts payable under Section 5.05 hereof) to be forthwith due and payable, whereupon such amounts shall be immediately due and payable without presentment, demand, protest or other formalities of any kind, all of which are hereby expressly waived by the Company; and (2) in the case of the occurrence of an Event of Default referred to in clause (g) or (h) of this Section 9 with respect to the Company, the Commitments shall automatically be terminated and the principal amount then outstanding of, and the accrued interest on, the Loans and all other amounts payable by the Company hereunder and under the Revolving Credit Notes (including, without limitation, any amounts payable under Section 5.05 hereof) shall automatically become immediately due and payable without presentment, demand, protest or other formalities of any kind, all of which are hereby expressly waived by the Company; provided that (x) any acceleration under clause (1) of this Section 9 shall not become effective until three Business Days after receipt of notice thereof by each of the Company and Motorola (and such notice shall be deemed rescinded if, prior to such third Business Day, any amount then due and owing hereunder (other than as a result of such acceleration) shall be paid in full and all other Events of Default then existing shall have been cured) and (y) upon payment by Motorola of the Guaranteed Obligations under, and as defined in, the Motorola Guarantee Agreement (subject to Section 2.09 thereof), the Commitments then in effect shall automatically terminate.

                 Section 10.  The Agents.

                 10.01 Appointment, Powers and Immunities. Each Lender hereby appoints and authorizes each Agent to act as its agent hereunder and under the other Credit Documents with such powers as are specifically delegated to such Agent by the terms of this Agreement and of the other Credit Documents, together with such







                                Credit Agreement
other powers as are reasonably incidental thereto. Neither Agent (which term as used in this sentence and in Section 10.05 and the first sentence of Section
10.06 hereof shall include reference to its affiliates and its own and its affiliates' officers, directors, employees and agents):

                 (a) shall have any duties or responsibilities except those expressly set forth in this Agreement and in the other Credit Documents, or shall by reason of this Agreement or any other Credit Document be a trustee for any Lender;

                 (b) shall be responsible to the Lenders for any recitals, statements, representations or warranties contained in this Agreement or in any other Credit Document, or in any certificate or other document referred to or provided for in, or received by any of them under, this Agreement or any other Credit Document, or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Credit Document or any other document referred to or provided for herein or therein or for any failure by the Company or any other Person to perform any of its obligations hereunder or thereunder;

                 (c) shall be required to initiate or conduct any litigation or collection proceedings hereunder or under any other Credit Document; or

                 (d) shall be responsible for any action taken or omitted to be taken by it hereunder or under any other Credit Document or under any other document or instrument referred to or provided for herein or therein or in connection herewith or therewith, except for its own gross negligence or willful misconduct.

Each Agent may employ agents and attorneys-in-fact and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected by it in good faith. The Administrative Agent may deem and treat the payee of a Revolving Credit Note as the holder thereof for all purposes hereof unless and until a notice of the assignment or transfer thereof shall have been filed with such Administrative Agent, together with the consent of the Company to such assignment or transfer (to the extent required by Section 11.06(b) hereof).
                 10.02 Reliance by the Agents. Each Agent shall be entitled to rely upon any certification, notice or other communication (including, without limitation, any thereof by







                                Credit Agreement
telephone, telecopy, telegram or cable) reasonably believed by it to be genuine and correct and to have been signed or sent by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel, independent accountants and other experts selected by such Agent. As to any matters not expressly provided for by this Agreement or any other Credit Document, each Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder or thereunder in accordance with instructions given by the Majority Lenders, and such instructions of the Majority Lenders and any action taken or failure to act pursuant thereto shall be binding on all of the Lenders.

                 10.03 Defaults. Neither Agent shall be deemed to have knowledge or notice of the occurrence of a Default unless such Agent has received notice from a Lender, the Company or Motorola specifying such Default and stating that such notice is a "Notice of Default". In the event that the Administrative Agent receives such a notice of the occurrence of a Default, the Administrative Agent shall give prompt notice thereof to the Lenders. The Administrative Agent shall (subject to Section 10.07 hereof) take such action with respect to such Default as shall be directed by the Majority Lenders, provided that, unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default as it shall deem advisable in the best interest of the Lenders except to the extent that this Agreement expressly requires that such action be taken, or not be taken, only with the consent or upon the authorization of the Majority Lenders or all of the Lenders.

                 10.04 Rights as a Lender. With respect to its Commitment and the Loans made by it, each of Chase and Barclays (and any successor acting as Administrative Agent or Documentation Agent, as the case may be) in its capacity as a Lender hereunder shall have the same rights and powers hereunder as any other Lender (if it shall be a Lender hereunder) and may exercise the same as though it were not acting as the Administrative Agent or Documentation Agent, as the case may be, and the term "Lender" or "Lenders" shall, unless the context otherwise indicates, include the Administrative Agent or the Documentation Agent, as the case may be, in its individual capacity. Each of Chase and Barclays (and any successor acting as Administrative Agent or Documentation Agent, as the case may be) and its affiliates may (without having to account therefor to any Lender) accept deposits from, lend money to, make investments in and generally engage in any kind of banking, trust or other







                                Credit Agreement
business with the Company (and any of its Subsidiaries or Affiliates) as if it were not acting as the Administrative Agent or the Documentation Agent, as the case may be, and each of Chase and Barclays (and any such successor) and its affiliates may accept fees and other consideration from the Company (and any of its Subsidiaries or Affiliates) for services in connection with this Agreement or otherwise without having to account for the same to the other Agent or the Lenders.

                 10.05 Indemnification. The Lenders agree to indemnify each Agent (to the extent not reimbursed under Section 11.03 hereof, but without limiting the obligations of the Company under said Section 11.03) ratably in accordance with the aggregate principal amount of the Loans held by the Lenders (or, if no Loans are at the time outstanding, ratably in accordance with their respective Commitments) for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever that may be imposed on, incurred by or asserted against such Agent (including by any Lender) arising out of or by reason of any investigation in or in any way relating to or arising out of this Agreement or any other Credit Document or any other documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby (including, without limitation, the costs and expenses that the Company is obligated to pay under Section 11.03 hereof, but excluding, unless a Default has occurred and is continuing, normal administrative costs and expenses incident to the performance of its agency duties hereunder) or the enforcement of any of the terms hereof or thereof or of any such other documents, provided that no Lender shall be liable for any of the foregoing to the extent they arise from the gross negligence or willful misconduct of the party to be indemnified.

                 10.06 Non-Reliance on the Agents and Other Lenders. Each Lender agrees that it has, independently and without reliance on the Agents or any other Lender, and based on such documents and information as it has deemed appropriate, made its own credit analysis of the Company and Motorola and decision to enter into this Agreement and that it will, independently and without reliance upon the Agents or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under this Agreement or under any other Credit Document. Neither Agent shall be required to keep itself informed as to the performance or observance by either Credit Party of this Agreement or any of the other Credit Documents or any other document referred to or provided for







                                Credit Agreement
herein or therein or to inspect the Properties or books of the Company or Motorola. Except for notices, reports and other documents and information expressly required to be furnished to the Lenders by the Agents hereunder or under any of the other Credit Documents, neither Agent shall have any duty or responsibility to provide any Lender with any credit or other information concerning the affairs, financial condition or business of the Company or Motorola (or any of their respective Subsidiaries or affiliates) that may come into the possession of such Agent or any of its affiliates.

                 10.07 Failure to Act. Except for action expressly required of the Agents hereunder and under the other Credit Documents, each Agent shall in all cases be fully justified in failing or refusing to act hereunder and thereunder unless it shall receive further assurances to its satisfaction from the Lenders of their indemnification obligations under Section 10.05 hereof against any and all liability and expense that may be incurred by it by reason of taking or continuing to take any such action.

                 10.08 Resignation or Removal of the Agents. Subject to the appointment and acceptance of a successor Agent as provided below, any Agent may resign at any time by giving notice thereof to the other Agent, the Lenders and the Company, and any Agent may be removed at any time with or without cause by the Majority Lenders. Upon any such resignation or removal, the Majority Lenders shall have the right to appoint a successor Agent with the prior consent of the Company (which consent shall not be unreasonably withheld or delayed). If no successor Agent shall have been so appointed by the Majority Lenders and shall have accepted such appointment within 30 days after the retiring Agent's giving of notice of resignation or the Majority Lenders' removal of the retiring Agent, then the retiring Agent may, on behalf of the Lenders, appoint a successor Agent, that shall be a bank that has an office in New York, New York with a combined capital and surplus of at least $500,000,000. Upon the acceptance of any appointment as an Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder. After any retiring Agent's resignation or removal hereunder as Agent, the provisions of this Section 10 shall continue in effect for the benefit of such Agent in respect of any actions taken or omitted to be taken by it while it was acting as an Agent.







                                Credit Agreement

                 10.09 Consents under Other Credit Documents. Except as otherwise provided in Section 11.04 hereof with respect to this Agreement, the Administrative Agent may, with the prior consent of the Majority Lenders (but not otherwise), consent to any modification, supplement or waiver under the Motorola Guarantee Agreement, provided that, without the prior consent of all of the Lenders, the Administrative Agent shall not (a) amend any of Sections 2,
5.03 and 5.04 thereof or (b) release Motorola from any of its obligations under said Section 2 or 5.03 or otherwise agree to terminate the Motorola Guarantee Agreement (except as expressly contemplated by the terms thereof).


                 Section 11.  Miscellaneous.

                 11.01 Waiver. No failure on the part of any Agent or any Lender to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege under this Agreement or any Revolving Credit Note shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Agreement or any Revolving Credit Note preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

                 11.02 Notices. All notices, requests and other communications provided for herein (including, without limitation, any modifications of, or waivers, requests or consents under, this Agreement) shall be given or made in writing (including, without limitation, by telecopy) delivered to the intended recipient at the "Address for Notices" specified below its name on the signature pages hereof or on Schedule II hereto; or, as to any party, at such other address as shall be designated by such party in a notice to each other party. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopier or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

                 11.03 Expenses, Etc. The Company agrees to pay or reimburse each of the Global Arrangers, the Agents and the Lenders for: (a) all reasonable out-of-pocket costs and expenses of the Global Arrangers and the Agents (including, without limitation, the reasonable fees and expenses of Milbank, Tweed, Hadley & McCloy, special New York counsel to the Global Arrangers, but not including any fees or expenses for any other







                                Credit Agreement
counsel to the Global Arrangers, the Agents or the Lenders) in connection with
(i) the negotiation, preparation, execution and delivery of this Agreement and the other Credit Documents and the making of the Loans hereunder and (ii) the negotiation or preparation of any modification, supplement or waiver of any of the terms of this Agreement or any of the other Credit Documents (whether or not consummated); (b) all reasonable out-of-pocket costs and expenses of the Lenders and the Agents (including, without limitation, the reasonable fees and expenses of legal counsel) in connection with (i) any Default and any enforcement or collection proceedings resulting therefrom, including, without limitation, all manner of participation in or other involvement with (x) bankruptcy, insolvency, receivership, foreclosure, winding up or liquidation proceedings, (y) judicial or regulatory proceedings and (z) workout, restructuring or other negotiations or proceedings (whether or not the workout, restructuring or transaction contemplated thereby is consummated) and (ii) the enforcement of this Section 11.03; and (c) all transfer, stamp, documentary or other similar taxes, assessments or charges levied by any Governmental Authority in respect of this Agreement or any of the other Credit Documents or any other document referred to herein or therein.

                 The Company hereby agrees to indemnify each Global Arranger, each Agent and each Lender and their respective directors, officers, employees, attorneys and agents from, and hold each of them harmless against, any and all losses, liabilities, claims, damages or expenses incurred by any of them (including, without limitation, any and all losses, liabilities, claims, damages or expenses incurred by any Agent to any Lender), whether or not any Agent or any Lender is a party thereto, arising out of or by reason of any investigation or litigation or other proceedings (including any threatened investigation or litigation or other proceedings) relating to the Loans hereunder or any actual or proposed use by the Company or any of its Subsidiaries of the proceeds of any of the Loans hereunder, including, without limitation, the reasonable fees and disbursements of counsel incurred in connection with any such investigation or litigation or other proceedings (but excluding any such losses, liabilities, claims, damages or expenses incurred by reason of the gross negligence or willful misconduct of the Person to be indemnified).

                 11.04 Amendments, Etc. Except as otherwise expressly provided in this Agreement, any provision of this Agreement may be modified or supplemented only by an instrument in writing signed by the Company, Motorola and the Majority Lenders, or by the Company, Motorola and the Administrative Agent acting with






                                Credit Agreement
the consent of the Majority Lenders, and any provision of this Agreement may be waived by the Majority Lenders or by the Administrative Agent acting with the consent of the Majority Lenders; provided that: (a) no modification, supplement or waiver shall, unless by an instrument signed by all of the Lenders or by the Administrative Agent acting with the consent of all of the
Lenders: (i) increase, or extend the term of the Commitments, or extend the time or waive any requirement for the reduction or termination of the Commitments, (ii) extend the date fixed for the payment of principal of or interest on any Loan or any fee hereunder, (iii) reduce the amount of any such payment of principal, (iv) reduce the rate at which interest is payable thereon or any fee is payable hereunder, (v) alter the rights or obligations of the Company to prepay Loans, (vi) alter the manner in which payments or prepayments of principal, interest or other amounts hereunder shall be applied as between the Lenders or Types of Loans, (vii) alter the terms of Section 10.09 hereof or this Section 11.04, (viii) modify the definition of the term "Majority Lenders" or modify in any other manner the number or percentage of the Lenders required to make any determinations or waive any rights hereunder or to modify any provision hereof or (ix) waive any of the conditions precedent set forth in
Section 6.01 hereof; and (b) any modification or supplement of Section 10 hereof, or of any of the rights or duties of any Agent hereunder, shall require the consent of such Agent. Notwithstanding the foregoing, the Lenders and the other Agent hereby authorize the Administrative Agent to enter into, on behalf of the Lenders and the Agents, the amendments contemplated by Section 8.05 hereof and Section 4.07(a) of the Motorola Guarantee Agreement without further consent of the Lenders.

                 11.05 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

                 11.06  Assignments and Participations.

                 (a) Except in connection with the transfer of assets permitted under Section 8.05 hereof, the Company may not assign any of its rights or obligations hereunder or under the Revolving Credit Notes without the prior consent of all of the Lenders and the Agents.

                 (b) Each Lender may assign any of its Loans, its Revolving Credit Note, and its Commitment (but only with the consent of the Company and the Administrative Agent, which consent in each case shall not be unreasonably withheld or delayed); provided that







                                Credit Agreement

                 (i) no such consent by the Company or the Administrative Agent shall be required in the case of any assignment to another Lender or to an affiliate of the assigning Lender;

                 (ii) except to the extent the Company and the Administrative Agent shall otherwise consent, any such partial assignment (other than to another Lender) shall be in an amount at least equal to $10,000,000 and, after giving effect to such assignment, such assigning Lender shall hold a Commitment in an amount at least equal to $10,000,000;

                 (iii) each such assignment by a Lender of its Loans, Revolving Credit Note or Commitment shall be made in such manner so that the same portion of its Loans, Revolving Credit Note and Commitment is assigned to the respective assignee; and

                 (iv) in order to evidence each such assignment, the assignor and assignee shall execute and deliver an Assignment and Acceptance.

Upon execution and delivery by the assignor and the assignee of such Assignment and Acceptance (and the delivery thereof to the Administrative Agent (with a copy to the Company) for recordation of the assignment provided therein), and upon consent thereto by the Company and the Administrative Agent to the extent required above, the assignee shall have, to the extent of such assignment (unless otherwise consented to by the Company and the Administrative Agent), the obligations, rights and benefits of a Lender hereunder holding the Commitment and Loans (or portions thereof) assigned to it and specified in such Assignment and Acceptance (in addition to the Commitment and Loans, if any, theretofore held by such assignee) and the assigning Lender shall, to the extent of such assignment, be released from the Commitment (or portion thereof) so assigned. Upon each such assignment the assigning Lender shall pay the Administrative Agent an assignment fee of $3,000.

                 (c) A Lender may sell or agree to sell to one or more other Persons (each a "Participant") a participation in all or any part of any Loans held by it, or in its Commitment, provided that such Participant shall not have any rights or obligations under this Agreement or any Revolving Credit Note or any other Credit Document (the Participant's rights against such Lender in respect of such participation to be those set forth in the agreements executed by such Lender in favor of the Participant). All amounts payable by the Company to any Lender under Section 5





                               Credit Agreement
hereof in respect of Loans held by it, and its Commitment, shall be determined as if such Lender had not sold or agreed to sell any participations in such Loans and Commitment, and as if such Lender were funding each of such Loans and Commitment in the same way that it is funding the portion of such Loan and Commitment in which no participations have been sold. In no event shall a Lender that sells a participation agree with the Participant to take or refrain from taking any action hereunder or under any other Credit Document except that such Lender may agree with the Participant that it will not, without the consent of the Participant, agree to (i) increase or extend the term of such Lender's Commitment, (ii) extend the date fixed for the payment of principal of or interest on the related Loan or Loans or any portion of any fee hereunder payable to the Participant, (iii) reduce the amount of any such payment of principal, (iv) reduce the rate at which interest is payable thereon, or any fee hereunder payable to the Participant, to a level below the rate at which the Participant is entitled to receive such interest or fee or (v) consent to any modification, supplement or waiver hereof or of any of the other Credit Documents to the extent that the same, under Section 10.09 or 11.04 hereof, requires the consent of each Lender.

                 (d) In addition to the assignments and participations permitted under the foregoing provisions of this Section 11.06, any Lender may (without notice to the Company, any Agent or any other Lender and without payment of any fee) assign and pledge all or any portion of its Loans and its Revolving Credit Note to any Federal Reserve Bank as collateral security pursuant to Regulation A and any Operating Circular issued by such Federal Reserve Bank. No such assignment shall release the assigning Lender from its obligations hereunder.

                 (e) A Lender may furnish any information concerning the Company or Motorola (or any of their respective Subsidiaries and affiliates) or the Project in the possession of such Lender from time to time to assignees and Participants (including prospective assignees and Participants), subject, however, to the provisions of Section 11.12(b) hereof.

                 (f) Anything in this Section 11.06 to the contrary notwithstanding, no Lender may assign or participate any interest in any Loan held by it hereunder to the Company or Motorola (or any of their respective Subsidiaries or affiliates) without the prior consent of each Lender.

                 11.07 Survival. The obligations of the Company under Sections 5.01, 5.05, 5.06 and 11.03 hereof, and the obligations







                                Credit Agreement
of the Lenders under Section 10.05 hereof, shall survive the repayment of the Loans and the termination of the Commitments and, in the case of any Lender that may assign any interest in its Commitment or Loans hereunder, shall survive the making of such assignment with respect to matters occurring prior to such assignment, notwithstanding that such assigning Lender may cease to be a "Lender" hereunder. In addition, each representation and warranty made, or deemed to be made by a notice of any Loan, herein or pursuant hereto shall survive the making of such representation and warranty, and no Lender shall be deemed to have waived, by reason of making any Loan, any Default that may arise by reason of such representation or warranty proving to have been false or misleading, notwithstanding that such Lender or any Agent may have had notice or knowledge or reason to believe that such representation or warranty was false or misleading at the time such Loan was made.

                 11.08 Captions. The table of contents and captions and section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.

                 11.09 Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart.

                 11.10 Governing Law; Submission to Jurisdiction. This Agreement and the Revolving Credit Notes shall be governed by, and construed in accordance with, the law of the State of New York. The Company hereby submits to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of the Supreme Court of the State of New York sitting in New York County (including its Appellate Division), and of any other appellate court in the State of New York, for the purposes of all legal proceedings arising out of or relating to this Agreement or the transactions contemplated hereby. The Company hereby irrevocably waives, to the fullest extent permitted by applicable law, any objection that it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

                 11.11 Waiver of Jury Trial. EACH OF THE COMPANY, THE AGENTS, THE GLOBAL ARRANGERS AND THE LENDERS HEREBY IRREVOCABLY







                                Credit Agreement

WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE REVOLVING CREDIT NOTES OR THE TRANSACTIONS CONTEMPLATED HEREBY.

                 11.12  Treatment of Certain Information; Confidentiality.

                 (a) The Company acknowledges that from time to time financial advisory, investment banking and other services may be offered or provided to the Company or one or more of its Subsidiaries (in connection with this Agreement or otherwise) by any Lender or by one or more subsidiaries or affiliates of such Lender. The Company hereby agrees that, in the event any such services are provided to the Company or any of its Subsidiaries, each Lender providing such services is authorized to share any information delivered to such Lender by the Company and its Subsidiaries pursuant to this Agreement, or in connection with the decision of such Lender to enter into this Agreement, to any such subsidiary or affiliate providing such services, provided that any such subsidiary or affiliate receiving such information agrees to be bound by the provisions of paragraph (b) below as if it were a Lender hereunder. Such authorization shall survive the repayment of the Loans and the termination of the Commitments.

                 (b) Each Lender, each Agent and each Global Arranger agrees (on behalf of itself and each of its affiliates, directors, officers, employees and representatives) to restrict dissemination of any Confidential Information (as defined below) only to those of its directors, officers, employees and representatives who are involved in the evaluation of such information, and to use reasonable precautions to keep such information confidential, in accordance with its customary procedures for handling confidential information of the same nature and in accordance with safe and sound banking practices. For purposes of this Agreement, "Confidential Information" shall mean any non-public information supplied to it by the Company, including its contractors, consultants or sponsors, pursuant to this Agreement or by Motorola pursuant to the Motorola Guarantee Agreement, that is identified (in writing, in the case of written information) by the Company or Motorola, as the case may be, as being confidential at the time the same is delivered to the Lenders, the Agents or the Global Arrangers, provided that nothing herein shall limit the disclosure of any such information by any Lender, Agent or Global Arranger (i) after such information shall have become public (other than through a violation of this Section 11.12 by such Lender, Agent or Global







                                Credit Agreement

Arranger), (ii) to the extent required by statute, rule, regulation or judicial process, (iii) to counsel or other experts for any of the Lenders, Agents or Global Arrangers, provided that such counsel or experts shall be bound by the requirements of this Section 11.12(b) with respect to any such information,
(iv) to bank examiners (or any other regulatory authority having jurisdiction over any Lender, Agent or Global Arranger), or to auditors or accountants, (v) to any Global Arranger, any Agent or any other Lender (or to any of their respective affiliates, provided that any such disclosure to any such affiliate shall be made on a "need to know" basis only for use by such affiliates (and each of its officers, directors and employees) solely in connection with the transactions contemplated by this Agreement and each such affiliate (and each of its officers, directors and employees) shall agree (for the benefit of the Company and Motorola) to be bound to keep such information confidential on the same terms as set forth in this Section 11.12), (vi) in connection with any litigation to which any one or more of the Lenders, the Global Arrangers or the Agents is a party, or in connection with the enforcement of rights or remedies hereunder or under any other Credit Document, provided that the party intending to make such disclosure shall use reasonable efforts to cooperate with the Company or with Motorola, as the case may be, to reasonably minimize the extent of any such disclosure or to obtain confidential treatment of information to be disclosed, (vii) to a subsidiary or affiliate of such Lender as provided in paragraph (a) above or (viii) to any assignee or participant (or prospective assignee or participant) so long as such assignee or participant (or prospective assignee or participant) first executes and delivers to the respective Lender, the Company and Motorola a Confidentiality Agreement substantially in the form of Exhibit G hereto; provided, further, that in no event shall any Lender, Agent or Global Arranger be obligated or required to return any materials furnished by the Company or Motorola hereunder or under the Motorola Guarantee Agreement, respectively, except to the extent it has agreed to do so in writing in conjunction with the receipt of such information. The obligations of any assignee that has executed a Confidentiality Agreement in the form of Exhibit G hereto shall be superseded by this Section 11.12 on the date upon which such assignee becomes a Lender hereunder pursuant to
Section 11.06(b) hereof.







                                Credit Agreement

                 IN WITNESS WHEREOF, the parties hereto have caused this Credit Agreement to be duly executed and delivered as of the day and year first above written.

                                  IRIDIUM LLC



                                  By  /s/ PAUL DAVERIO
                                    -------------------------
                                    Name:  Paul Daverio
                                    Title: Chief Financial Officer

                                  Address for Notices:

                                  Iridium LLC
                                  1401 H Street, N.W.
                                  Washington, D.C.  20005

                                  Attention:  Paul Daverio

                                  Telecopier No.:  (202) 842-0006
                                  Telephone No.:   (202) 326-5710







                                Credit Agreement

                                          LENDERS
                                          -------

                                          THE CHASE MANHATTAN BANK



                                          By /s/ ANN B. KERNS
                                            -----------------------
                                            Name:  Ann B. Kerns
                                            Title: Vice President


                                          BARCLAYS BANK PLC



                                          By /s/ JOHN GIANONNE
                                            -----------------------
                                            Name:  John Gianonne
                                            Title: Director


                                          ABN AMRO BANK N.V.



                                          By /s/ JAMES J. JOHNSTON
                                            -----------------------
                                            Name:  James J. Johnston
                                            Title: Vice President



                                          By /s/ JOHN E. ROBERTSON
                                            -----------------------
                                            Name:  John E. Robertson
                                            Title: Vice President


                                          BANK OF AMERICA NT&SA



                                          By /s/ DOUG BONTEMPS
                                            -----------------------
                                            Name:  Doug Bontemps
                                            Title: Vice President







                                Credit Agreement

                                           BANK OF MONTREAL



                                           By /s/ ALLEGRA GRIFFITHS
                                             -----------------------
                                             Name:  ALLEGRA GRIFFITHS
                                             Title: Director


                                           THE BANK OF NEW YORK



                                           By /s/ JAMES W. WHITAKER
                                             -----------------------
                                             Name:  James W. Whitaker
                                             Title: Vice President


                                           THE BANK OF NOVA SCOTIA



                                           By /s/ F.C.H. ASHBY
                                             -----------------------
                                             Name:  F.C.H. ASHBY
                                             Title: Senior Manager-
                                                    Loan Operations


                                           THE BANK OF TOKYO-MITSUBISHI,
                                             LTD., CHICAGO BRANCH



                                           By /s/ TOKUTARO SEKINE
                                             -----------------------
                                             Name:  TOKUTARO SEKINE
                                             Title: General Manager


                                           BANQUE NATIONALE DE PARIS



                                           By /s/ FREDRICK H. MORYL, JR.
                                             ---------------------------
                                             Name:  Fredrick H. Moryl, Jr.
                                             Title: Senior Vice President








                               Credit Agreement

                                        BAYERISCHE HYPOTHEKEN-UND
                                          WECHSEL-BANK
                                          AKTIENGESELLSCHAFT,
                                          NEW YORK BRANCH



                                        By /s/ SUSANNE WITT
                                          -----------------------
                                          Name:  Susanne Witt
                                          Title: AVP



                                        By /s/ DAVID ROCKWELL
                                          -----------------------
                                          Name:  David Rockwell
                                          Title: SVP


                                        CIBC INC.



                                        By /s/ MARISA J. HARNEY
                                          -----------------------
                                          Name:  Marisa J. Harney
                                          Title: Director, CIBC Wood Gundy
                                                 Securities Corp acting as
                                                 Agent for CIBC, Inc.


                                        CITIBANK, N.A.



                                        By /s/ JAMES M. WALSH
                                          -----------------------
                                          Name:  James M. Walsh
                                          Title: Attorney-in-fact


                                        CREDIT LYONNAIS
                                          CHICAGO BRANCH



                                        By /s/ MICHEL BUYSSCHAERT
                                          -----------------------
                                          Name:  Michel Buysschaert
                                          Title: vice President








                               Credit Agreement

                                CREDIT SUISSE



                                By /s/ WILLIAM P. MURRAY
                                  -----------------------
                                  Name:  William P. Murray
                                  Title: Member of Senior
                                          Management


                                By /s/ KRISTINN R. KRISTINSSON
                                  -----------------------------
                                  Name:  Kristinn R. Kristinsson
                                  Title: Associate


                                DEUTSCHE BANK, AG -
                                  CHICAGO BRANCH



                                By /s/ HANS RODERICH
                                  -----------------------
                                  Name:  Hans Roderich
                                  Title: Associate


                                By /s/ VIRGINIA N. BROWN
                                  -----------------------
                                  Name:  Virginia N. Brown
                                  Title: Assistant Vice President


                                DRESDNER BANK AG, NEW YORK AND
                                  GRAND CAYMAN BRANCHES



                                By /s/ LAWRENCE E. JONES
                                  -----------------------
                                  Name:  Lawrence E. Jones
                                  Title: Vice President



                                By /s/ JUERGEN H. THIEME
                                  -----------------------
                                  Name:  Juergen H. Thieme
                                  Title: First Vice President







                               Credit Agreement

                                      THE FIRST NATIONAL BANK
                                        OF CHICAGO



                                      By /s/ DEBRA L. ROGGE
                                        -----------------------
                                        Name:  Debra L. Rogge
                                        Title: Authorized Agent


                                      THE INDUSTRIAL BANK OF JAPAN,
                                        LIMITED, NEW YORK BRANCH



                                      By /s/ JUN WATANABE
                                        -----------------------
                                        Name:  Jun Watanabe
                                        Title: Senior Vice President


                                      LTCB TRUST COMPANY



                                      By /s/ SATORU OTSUBO
                                        -----------------------
                                        Name:  Satoru Otsubo
                                        Title: Executive Vice President


                                      THE MITSUBISHI TRUST AND
                                        BANKING CORPORATION



                                      By /s/ PATRICIA LORET DE MOLA
                                        ---------------------------
                                        Name:  Patricia Loret de Mola
                                        Title: Senior Vice President


                                      NATIONSBANK OF TEXAS, N.A.



                                      By /s/ PAMELA S. KURTZMAN
                                        -----------------------
                                        Name:  Pamela S. Kurtzman
                                        Title: Vice President








                               Credit Agreement

                                        ROYAL BANK OF CANADA



                                        By /s/ CYNTHIA K. WONG
                                          -----------------------
                                          Name:  Cynthia K. Wong
                                          Title: Manager


                                        THE SANWA BANK, LIMITED
                                          NEW YORK BRANCH



                                        By /s/ LAURANCE J. BRESSLER
                                          -------------------------
                                          Name:  Laurance J. Bressler
                                          Title: Vice President & Area
                                                  Manager


                                        SOCIETE GENERALE



                                        By /s/ SETH F. ASOFSKY
                                          -----------------------
                                          Name:  Seth F. Asofsky
                                          Title: Vice President


                                        TORONTO-DOMINION (NEW YORK),
                                          INC.



                                        By /s/ M. BAWDZIERZ
                                          -----------------------
                                          Name:  M. BAWDZIERZ
                                          Title: Managing Director









                               Credit Agreement

                                 UNION BANK OF SWITZERLAND,
                                   NEW YORK BRANCH



                                 By /s/ RICHARD H. ENNIS
                                   -----------------------
                                   Name:  Richard H. Ennis
                                   Title: Vice President



                                 By /s/ DEBORAH MALDEN
                                   -----------------------
                                   Name:  Deborah Malden
                                   Title: Managing Director


                                 WESTDEUTSCHE LANDESBANK
                                   GIROZENTRALE,
                                   NEW YORK BRANCH



                                 By /s/ SALVATORE BATTINELLI
                                   -------------------------
                                   Name:  Salvatore Battinelli
                                   Title: Vice President-
                                          Credit Department



                                 By /s/ C. D. ROCKEY
                                   -----------------------
                                   Name:  C. D. Rockey
                                   Title: Associate


                                 THE ASAHI BANK, LTD.



                                 By /s/ JUNICHI YAMADA
                                   -----------------------
                                   Name:  Mr. Junichi Yamada
                                   Title: Senior Deputy General
                                           Manager








                               Credit Agreement

                        AUSTRALIA AND NEW ZEALAND
                          BANKING GROUP LIMITED



                        By /s/ IAN P. SANDERS
                          ---------------------
                          Name:  Ian P. Sanders
                          Title: Vice President


                        BANCA COMMERCIALE ITALIANA -
                          NEW YORK BRANCH



                        By /s/ SARAH KIM
                          ---------------------
                          Name:  Sarah Kim
                          Title: AVP


                        By /s/ BRIAN CARLSON
                          ---------------------
                          Name:  Brian Carlson
                          Title: AVP


                        BANCA CRT S.p.A.


                        By /s/ GIORGIO CUCCULO
                          ---------------------
                          Name:  Giorgio Cucculo
                          Title: Manager & EVP


                        By /s/ C. VINCENT CALVO
                          ---------------------
                          Name:  C. Vincent Calvo
                          Title: Vice President


                        BANCA MONTE DEI PASCHI DI
                                 SIENA SPA



                        By /s/ S.M. SONDAK
                          ---------------------
                          Name:  S.M. Sondak
                          Title: F.V.P. & Dep. General Manager


                        By /s/ BRIAN R. LANDY
                          ---------------------
                          Name:  Brian R. Landy
                          Title: Vice President



                               Credit Agreement

                         BANCA NAZIONALE DEL LAVORO
                           S.p.A. - NEW YORK BRANCH



                         By /s/ CARLO VECCHI
                           ---------------------
                           Name:  Carlo Vecchi
                           Title: Senior Vice President


                         By /s/ MIGUEL J. MEDIDA
                           ---------------------
                           Name:  Miguel J. Medida
                           Title: Vice President



                         BANK AUSTRIA
                           AKTIENGESELLSCHAFT



                         By /s/ J. ANTHONY SEAY
                           ---------------------
                           Name:  J. Anthony Seay
                           Title: Vice President



                         By /s/ JONATHAN B. BAKKER
                           -----------------------
                           Name:  Jonathan B. Bakker
                           Title: Vice President


                         BANK OF IRELAND



                         By /s/ RANDOLPH M. ROSS
                           ---------------------
                           Name:  Randolph M. Ross
                           Title: Vice President




                               Credit Agreement

                                        BAYERISCHE LANDESBANK
                                          GIROZENTRALE
                                          CAYMAN ISLANDS BRANCH



                                        By /s/ BERT VON STUELPNAGEL
                                          ---------------------
                                          Name: Bert Von Stuelpnagel
                                          Title: Executive Vice President
                                                 & Manager


                                        By /s/ PETER OBERMANN
                                          ---------------------
                                          Name: Peter Obermann
                                          Title: Manager Lending Division


                                        BHF-BANK AKTIENGESELLSCHAFT



                                        By /s/ ERIN CONTOS
                                          ---------------------
                                          Name: Erin Contos
                                          Title: VP



                                        By /s/ THOMAS J. SELFO
                                          ---------------------
                                          Name: Thomas J. Selfo
                                          Title: Assistant Vice President


                                        CAISSE NATIONALE DE CREDIT
                                          AGRICOLE (CNCA)



                                        By /s/ ALAIN BUTZBACH
                                          ---------------------
                                          Name: Alain Butzbach
                                          Title: Executive Vice President
                                                  Deputy General Manager




                               Credit Agreement

                                        COMMERZBANK AG



                                        By /s/ ANDREW JACOBYANSKY
                                          -------------------------
                                          Name: Andrew Jacobyansky
                                          Title: Vice President


                                        By /s/ CARYN COSENTINI
                                          -------------------------
                                          Name: Caryn Cosentini
                                          Title: Vice President


                                        COMPAGNIE FINANCIERE DE CIC
                                          ET DE L'UNION EUROPEENNE



                                        By /s/ A. CALO
                                          -------------------------
                                          Name: A. Calo
                                          Title: VP

                                        By /s/ MARTHA SKIDMORE
                                          -------------------------
                                          Name: Martha Skidmore
                                          Title: VP


                                        COOPERATIEVE CENTRALE
                                          RAIFFEISEN-BOERENLEENBANK
                                          B.A., "RABOBANK
                                          NEDERLAND", NEW YORK BRANCH



                                        By /s/ WILLIAM H. WELCH
                                          -------------------------
                                          Name: William H. Welch
                                          Title: Vice President & Manager


                                        By /s/ W. JEFFREY VOLLACK
                                          -------------------------
                                          Name: W. Jeffery Vollack
                                          Title: Vice President, Manager




                               Credit Agreement

                                        CREDIT LOCAL DE FRANCE,
                                          NEW YORK AGENCY



                                        By /s/ DAVID H. EISENDRATH
                                          ---------------------------
                                          Name: David H. Eisendrath
                                          Title: Deputy General Manager


                                        THE DAI-ICHI KANGYO BANK, LTD.



                                        By /s/ TAKESHI KURITA
                                          ---------------------------
                                          Name: Takeshi Kurita
                                          Title: Vice President


                                        EXPORT DEVELOPMENT CORPORATION



                                        By /s/ PETER FORAN
                                          ---------------------------
                                          Name: Peter Foran
                                          Title: Team Leader -
                                                 Information Technologies

                                        By /s/ PETER HEPBURN
                                          ---------------------------
                                          Name: Peter Hepburn
                                          Title: Team Leader -
                                                 Project Finance


                                        THE FIRST NATIONAL BANK
                                          OF BOSTON



                                        By /s/ SHEPARD D. RAINIE
                                          ---------------------------
                                          Name: Shepard D. Rainie
                                          Title: Director


                                        FLEET NATIONAL BANK



                                        By /s/ PAULA H. LANG
                                          ---------------------------
                                          Name: Paula H. Lang
                                          Title: SVP




                               Credit Agreement

                                        THE FUJI BANK, LIMITED
                                          CHICAGO BRANCH



                                        By /s/ HIDEKAZU SEO
                                          ---------------------------
                                          Name: Hidekazu Seo
                                          Title: Joint General Manager


                                        GULF INTERNATIONAL BANK B.S.C.




                                        By /s/ THOMAS E. FITZHERBERT
                                          ---------------------------
                                          Name: Thomas E. Fitzherbert
                                          Title: Vice President


                                        By /s/ ISSA N. BACONI
                                          ---------------------------
                                          Name: Issa N. Baconi
                                          Title: SVP & Branch Manager


                                        ISTITUTO BANCARIO SAN PAOLO
                                          DI TORINO S.P.A.



                                        By /s/ WILLIAM J. DE ANGELO
                                          ---------------------------
                                          Name: William J. De Angelo
                                          Title: First Vice President


                                        KB FINANCIAL SERVICES (IRELAND)



                                        By /s/ CORMAC O ROURKE
                                          ---------------------------
                                          Name: Cormac O Rourke
                                          Title: General Manager

                                        By /s/ BRIAN DUNNE
                                          ---------------------------
                                          Name: Brian Dunne
                                          Title: Associate Director





                               Credit Agreement

                                        LANDESBANK HESSEN-THURINGEN
                                          GIROZENTRALE



                                        By /s/ JOHN A. GREGORY
                                          ----------------------------
                                          Name: John A. Gregory
                                          Title: Vice President-
                                                  Structured Finance



                                        By /s/ SYLVIA MORVAN
                                          ----------------------------
                                          Name: Sylvia Morvan
                                          Title: Assistant Vice President-
                                                  Structured Finance


                                        MERITA BANK LTD-
                                          NEW YORK BRANCH



                                        By /s/ CHARLES J. LANSDOWN
                                          ----------------------------
                                          Name: Charles J. Lansdown
                                          Title: Vice President


                                        By /s/ ERIC I. MANN
                                          ----------------------------
                                          Name: Eric I. Mann
                                          Title: Vice President


                                        THE MITSUI TRUST AND BANKING
                                          COMPANY, LIMITED



                                        By /s/ SHIGERU TSUJIMOTO
                                          ----------------------------
                                          Name: Shigeru Tsujimoto
                                          Title: Senior Vice President
                                                   & Manager


                                        THE NIPPON CREDIT BANK, LTD.



                                        By /s/ PETER CAPITELLI
                                          ----------------------------
                                          Name: Peter Capitelli
                                          Title: Vice President & Manager





                               Credit Agreement

                                    THE NORTHERN TRUST COMPANY



                                    By /s/ SIDNEY R. DILLARD
                                      ----------------------------
                                      Name: Sidney R. Dillard
                                      Title: Vice President


                                    PNC BANK, NATIONAL ASSOCIATION



                                    By /s/ TOM PARTRIDGE
                                      ----------------------------
                                      Name: Tom Partridge
                                      Title: Assistant Vice President


                                    THE SAKURA BANK, LIMITED



                                    By /s/ TAMIHIRO KAWAUCHI
                                      ----------------------------
                                      Name: Tamihiro Kawauchi
                                      Title: Senior Vice President &
                                               Head of Real Estate/
                                               Project Finance Dept.


                                    THE SUMITOMO TRUST &
                                      BANKING CO., LTD.,
                                      NEW YORK BRANCH



                                    By /s/ SURAJ P. BHATIA
                                      ----------------------------
                                      Name: Suraj P. Bhatia
                                      Title: Senior Vice President
                                               Manager, Corporate
                                               Finance Dept.







                               Credit Agreement

                           SWISS BANK CORPORATION,
                             NEW YORK BRANCH



                           By /s/ THOMAS R. SALZANO
                             --------------------------
                             Name: Thomas R. Salzano
                             Title: Associate Director
                                      Banking Finance Support



                           By /s/ SABINA WU
                             --------------------------
                             Name: Sabina Wu
                             Title: Director,
                                      Credit Risk Management


                           THE TOKAI BANK, LIMITED



                           By /s/ DENNIS C. LONGWELL
                             --------------------------
                             Name: Dennis C. Longwell
                             Title: Executive Vice President


                           UNION BANK OF CALIFORNIA, N.A.


                           By /s/ B. ADAM TROUT
                             --------------------------
                             Name: B. Adam Trout
                             Title: Assistant Vice President


                           YASUDA TRUST & BANKING CO.,
                             LTD.



                           By /s/ NORIO MIYASHITA
                             --------------------------
                             Name: Norio Miyashita
                             Title: Vice President






                               Credit Agreement

                                     GLOBAL ARRANGERS
                                     ----------------

                                     CHASE SECURITIES INC.,
                                       as a Global Arranger


                                     By /s/ THOMAS CASSIN
                                       ---------------------
                                       Title: Vice President


                                     BZW, a division of
                                       BARCLAYS BANK PLC,
                                       as a Global Arranger


                                     By /s/ JOHN GIANONNE
                                       ---------------------
                                       Title: Director






                               Credit Agreement

                                      ADMINISTRATIVE AGENT
                                      --------------------

                                      THE CHASE MANHATTAN BANK


                                      By /s/ ANN B. KEARNS
                                        ---------------------
                                        Title: Vice President


                                      Address for Notices:

                                      The Chase Manhattan Bank
                                      Agent Bank Services Group
                                      140 East 45th Street, 29th Floor
                                      New York, New York  10017
                                      Attention:  Sandra Miklave

                                      Telecopier No.:  (212) 622-0122
                                      Telephone No.:   (212) 622-0004






                               Credit Agreement

                                     DOCUMENTATION AGENT
                                     -------------------

                                     BARCLAYS BANK PLC


                                     By /s/ JOHN GIANONNE
                                       ---------------------
                                       Title: Director

                                     Address for Notices:

                                     Barclays Bank Plc
                                     c/o BZW
                                     222 Broadway
                                     New York, New York  10038

                                     Attention:  Michael Wynne

                                     Telecopier No.:  (212) 412-6709
                                     Telephone No.:   (212) 412-6788






                               Credit Agreement

                                                                      SCHEDULE I

                                  Commitments

Lenders                                              Amount
-------                                              ------
THE CHASE MANHATTAN BANK                           $15,625,000

BARCLAYS BANK PLC                                   15,625,000

ABN AMRO BANK N.V.                                  14,750,000

BANK OF AMERICA NT&SA                               14,750,000

BANK OF MONTREAL                                    14,750,000

THE BANK OF NEW YORK                                14,750,000

THE BANK OF NOVA SCOTIA                             14,750,000

THE BANK OF TOKYO-MITSUBISHI,
  LTD., CHICAGO BRANCH                              14,750,000

BANQUE NATIONALE DE PARIS                           14,750,000

BAYERISCHE HYPOTHEKEN-UND
  WECHSEL-BANK
  AKTIENGESELLSCHAFT,
  NEW YORK BRANCH                                   14,750,000

CIBC INC.                                           14,750,000

CITIBANK, N.A.                                      14,750,000

CREDIT LYONNAIS
  CHICAGO BRANCH                                    14,750,000

CREDIT SUISSE                                       14,750,000

DEUTSCHE BANK, AG -
  CHICAGO BRANCH                                    14,750,000

DRESDNER BANK AG, NEW YORK AND
  GRAND CAYMAN BRANCHES                             14,750,000

THE FIRST NATIONAL BANK
  OF CHICAGO                                        14,750,000

THE INDUSTRIAL BANK OF JAPAN,
  LIMITED, NEW YORK BRANCH                          14,750,000

LTCB TRUST COMPANY                                  14,750,000





                                   Schedule I

THE MITSUBISHI TRUST AND
  BANKING CORPORATION                               14,750,000

NATIONSBANK OF TEXAS, N.A.                          14,750,000

ROYAL BANK OF CANADA                                14,750,000

THE SANWA BANK, LIMITED
  NEW YORK BRANCH                                   14,750,000

SOCIETE GENERALE                                    14,750,000

TORONTO-DOMINION (NEW YORK),
  INC.                                              14,750,000

UNION BANK OF SWITZERLAND,
  NEW YORK BRANCH                                   14,750,000

WESTDEUTSCHE LANDESBANK
  GIROZENTRALE,
  NEW YORK BRANCH                                   14,750,000

THE ASAHI BANK, LTD.                                10,000,000

AUSTRALIA AND NEW ZEALAND
  BANKING GROUP LIMITED                             10,000,000

BANCA COMMERCIALE ITALIANA -
  NEW YORK BRANCH                                   10,000,000

BANCA CRT S.P.A.                                    10,000,000

BANCA MONTE DEI PASCHI DI
  SIENA SPA                                         10,000,000

BANCA NAZIONALE DEL LAVORO
  S.P.A. - NEW YORK BRANCH                          10,000,000

BANK AUSTRIA
  AKTIENGESELLSCHAFT                                10,000,000

BANK OF IRELAND                                     10,000,000

BAYERISCHE LANDESBANK
   GIROZENTRALE
  CAYMAN ISLANDS BRANCH                             10,000,000

BHF-BANK AKTIENGESELLSCHAFT                         10,000,000





                                   Schedule I

CAISSE NATIONALE DE CREDIT
  AGRICOLE (CNCA)                                   10,000,000

COMMERZBANK AG                                      10,000,000

COMPAGNIE FINANCIERE DE CIC
  ET DE L'UNION EUROPEENNE                          10,000,000

COOPERATIEVE CENTRALE
   RAIFFEISEN-BOERENLEENBANK
  B.A., "RABOBANK
  NEDERLAND", NEW YORK BRANCH                       10,000,000

CREDIT LOCAL DE FRANCE,
  NEW YORK AGENCY                                   10,000,000

THE DAI-ICHI KANGYO BANK, LTD.                      10,000,000

EXPORT DEVELOPMENT CORPORATION                      10,000,000

THE FIRST NATIONAL BANK
  OF BOSTON                                         10,000,000

FLEET NATIONAL BANK                                 10,000,000

THE FUJI BANK, LIMITED
  CHICAGO BRANCH                                    10,000,000

GULF INTERNATIONAL BANK B.S.C.                      10,000,000

ISTITUTO BANCARIO SAN PAOLO
  DI TORINO S.P.A.                                  10,000,000

KB FINANCIAL SERVICES (IRELAND)                     10,000,000

LANDESBANK HESSEN-THURINGEN
  GIROZENTRALE                                      10,000,000

MERITA BANK LTD.-
  NEW YORK BRANCH                                   10,000,000

THE MITSUI TRUST AND BANKING
  COMPANY, LIMITED                                  10,000,000

THE NIPPON CREDIT BANK, LTD.                        10,000,000

THE NORTHERN TRUST COMPANY                          10,000,000





                                   Schedule I

PNC BANK, NATIONAL ASSOCIATION                      10,000,000

THE SAKURA BANK, LIMITED                            10,000,000

THE SUMITOMO TRUST &
  BANKING CO., LTD.,
  NEW YORK BRANCH                                   10,000,000

SWISS BANK CORPORATION,
  NEW YORK BRANCH                                   10,000,000

THE TOKAI BANK, LIMITED                             10,000,000

UNION BANK OF CALIFORNIA, N.A.                      10,000,000

YASUDA TRUST & BANKING CO.,
  LTD.                                              10,000,000

                                                ----------------

                                                  $750,000,000





                                   Schedule I

                                                                     SCHEDULE II

           Applicable Lending Offices & Addresses for Notices

(1) THE CHASE MANHATTAN BANK

     Applicable Lending Office:

             Base Rate Loans:
             The Chase Manhattan Bank
             270 Park Avenue
             New York, NY  10017

             Eurodollar Loans:
                  -same as above-

     Address for Notices:

             Archie Rigopoulis
             The Chase Manhattan Bank
             Agent Bank Services Group
             140 East 45th Street
             29th Floor
             New York, NY  10017

             Telephone:  (212) 622-0013
             Fax:        (212) 622-0002


(2) BARCLAYS BANK PLC

     Applicable Lending Office:

             Base Rate Loans:
             Barclays Bank PLC
             BZW
             222 Broadway
             New York, NY 10038


             Eurodollar Loans:
                  -same as above-

     Address for Notices:

             John Livingston
             Barclays Bank PLC
             222 Broadway
             New York, NY  10038

             Telephone:  (212) 412-7588
             Fax:        (212) 412-7511





                                  Schedule II

(3) ABN AMRO BANK N.V.

     Applicable Lending Office:

             Base Rate Loans:
             ABN Amro Bank, N.V., Chicago Branch
             135 South LaSalle Street, Suite 625
             Chicago, IL 60674-9135

             Eurodollar Loans:
                  -same as above-

     Address for Notices:

             Joanna M. Riopelle
             ABN Amro Bank, N.V.
             Chicago Branch
             135 South LaSalle St.
             Suite 625
             Chicago IL  60674-9135

             Telephone:  (312) 904-2955
             Fax:        (312) 904-8425

(4) THE ASAHI BANK, LTD.

     Applicable Lending Office:

             Base Rate Loans:
             The Asahi Bank, Ltd.
             1 World Trade Center, Suite 6011
             New York, NY  10048-0476

             Eurodollar Loans:
                  -same as above-

     Address for Notices:

             Douglas E. Price
             The Asahi Bank, Ltd.
             1 World Trade Center
             Suite 6011
             New York, NY  10048-0476

             Telephone:  (212) 912-7037
             Fax:        (212) 432-1135





                                  Schedule II

(5) AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED

     Applicable Lending Office:

             Base Rate Loans:
             Australia and New Zealand Banking Group Limited
             1177 Avenue of the Americas
             New York, NY  10036

             Eurodollar Loans:
                  -same as above-

     Address for Notices:

             Robert Sloan
             Australia and New Zealand Banking
               Group Limited
             1177 Avenue of the Americas
             New York, NY  10036

             Telephone:  (212) 801-9800
             Fax:        (212) 801-9131

(6) BANCA COMMERCIALE ITALIANA - NEW YORK BRANCH

     Applicable Lending Office:

             Base Rate Loans:
             Banca Commerciale Italiana
             One William Street
             New York, NY  10004

             ii) Eurodollar Loans:
                    -same as above-

     Address for Notices:

             Sara Kim
             Banca Commerciale Italiana
             One William Street
             New York, NY  10004

             Telephone:  (212) 607-3868
             Fax:        (212) 809-2124





                                  Schedule II

(7) BANCA CRT S.P.A.

     Applicable Lending Office:

             Base Rate Loans:
             Banca CRT S.p.A., New York Branch
             500 Park Avenue
             New York, NY  10022

             Eurodollar Loans:
             Banca CRT S.p.A., Cayman Branch
             c/o 500 Park Avenue
             New York, NY  10022

     Address for Notices:

             William J. O'Brien
             Banca CRT S.p.A.,
               NEW YORK BRANCH
             500 Park Avenue
             New York, NY  10022

             Telephone:  (212) 980-3884
             Fax:        (212) 980-0809

(8) BANCA MONTE DEI PASCHI DI SIENA SPA

     Applicable Lending Office:

             Base Rate Loans:
             Banca Monte Dei Paschi Di Siena SpA
             245 Park Avenue - 26th Floor
             New York, NY  10167

             Eurodollar Loans:
                  -same as above-

     Address for Notices:

             Robert E. Woods
             Banca Monte Dei Paschi Di Siena SpA
             245 Park Avenue
             26th Floor
             New York, NY  10167

             Telephone:  (212) 557-8111
             Fax:        (212) 557-8039





                                  Schedule II

(9) BANCA NAZIONALE DEL LAVORO S.P.A. - NEW YORK BRANCH

     Applicable Lending Office:

             Base Rate Loans:
             Banca Nazionale del Lavoro S.p.A. - New York Branch
             25 West 51st Street
             New York, NY  10019

             Eurodollar Loans:
                  -same as above-

     Address for Notices:

             Giulio Giovine
             Banca Nazionale del Lavoro S.p.A.
             New York Branch
             25 West 51st Street
             New York, NY  10019

             Telephone:  (212) 581-0710
             Fax:        (212) 765-2978

(10) BANK AUSTRIA AKTIENGESELLSCHAFT

     Applicable Lending Office:

             Base Rate Loans:
             Bank Austria Aktiengesellschaft, New York Branch
             565 Fifth Avenue
             New York, NY  10017

             Eurodollar Loans:
             Bank Austria, Grand Cayman Branch
             565 Fifth Avenue
             New York, NY  10017

     Address for Notices:

             Jonathan Bakker
             Bank Austria Aktiengesellschaft
             New York Branch
             565 Fifth Avenue
             New York, NY  10017

             Telephone:  (212) 880-1074
             Fax:        (212) 880-1080





                                  Schedule II

(11) BANK OF AMERICA NT&SA

     Applicable Lending Office:

             Base Rate Loans:
             Bank of America NT&SA
             1850 Gateway Boulevard
             Concord, CA  94520

             Eurodollar Loans:
                  -same as above-

     Address for Notices:

             Doug Bontemps
             Bank of America NT&SA
             335 Madison Avenue
             New York, NY  10017

             Telephone:  (212) 503-8074
             Fax:        (212) 503-7878

(12) BANK OF IRELAND

     Applicable Lending Office:

             Base Rate Loans:
             Bank of Ireland International Finance
             La Touche House, I.F.S.C., Custom House Docks
             Dublin 1, Ireland

             Eurodollar Loans:
                  -same as above-

     Address for Notices:

             Niamf O'Flynn
             Bank of Ireland International Finance
             La Touche House, I.F.S.C.
             Custom House Docks
             Dublin 1, Ireland

             Telephone:  (353 1) 609 3491
             Fax:        (353 1) 829 0129





                                  Schedule II

(13) BANK OF MONTREAL

     Applicable Lending Office:

             Base Rate Loans:
             Bank of Montreal
             115 South LaSalle Street
             Chicago, IL 60603

             Eurodollar Loans:
                  -same as above-

     Address for Notices:

             Patrick Keleher
             Bank of Montreal
             430 Park Avenue
             New York, NY 10022

             Telephone:  (212) 605-1477
             Fax:        (212) 605-1648/1621

(14) THE BANK OF NEW YORK

     Applicable Lending Office:

             Base Rate Loans:
             The Bank of New York
             One Wall Street - 18th Floor
             New York, NY 10286

             Eurodollar Loans:
                  -same as above-

     Address for Notices:

             James Whitaker
             The Bank of New York
             One Wall Street
             16th Floor
             New York, NY 10286

             Telephone:  (212) 635-8843
             Fax:        (212) 635-8595





                                  Schedule II

(15) THE BANK OF NOVA SCOTIA

     Applicable Lending Office:

             Base Rate Loans:
             The Bank of Nova Scotia
             600 Peachtree St. NE, Suite 2700
             Atlanta, GA 30308

             Eurodollar Loans:
                  -same as above-

     Address for Notices:

             Keith Rauschenberger
             The Bank of Nova Scotia
             181 W. Madison Street
             Suite 3700
             Chicago, IL 60602

             Telephone:  (312) 201-4183
             Fax:        (312) 201-4108

(16) THE BANK OF TOKYO-MITSUBISHI, LTD., CHICAGO BRANCH

     Applicable Lending Office:

             Base Rate Loans:
             The Bank of Tokyo-Mitsubishi, Ltd., Chicago Branch
             227 W. Monroe Street, Suite 2300
             Chicago, IL 60606

             Eurodollar Loans:
                  -same as above-

     Address for Notices:
             Wayne Yamanaka
             The Bank of Tokyo-Mitsubishi, Ltd., Chicago Branch
             227 W. Monroe Street
             Suite 2300
             Chicago, IL 60606

             Telephone:  (312) 696-4664
             Fax:        (312) 696-4535





                                  Schedule II

(17) BANQUE NATIONALE DE PARIS

     Applicable Lending Office:

             Base Rate Loans:
             Banque Nationale de Paris
             209 S. LaSalle
             Chicago, IL 60604

             Eurodollar Loans:
                  -same as above-

     Address for Notices:

             Rosalie Hawley
             Banque Nationale De Paris
             209 S. LaSalle
             Chicago, IL 60604

             Telephone:  (312) 977-2203
             Fax:        (312) 977-1380

(18) BAYERISCHE HYPOTHEKEN- UND WECHSEL-BANK AKTIENGESELLSCHAFT,
          NEW YORK BRANCH

     Applicable Lending Office:

             Base Rate Loans:
             Bayerische Hypotheken- und Wechsel-Bank
               Aktiengesellschaft, New York Branch
             Financial Square, 32 Old Slip
             New York, NY 10005

             Eurodollar Loans:
                  -same as above-

     Address for Notices:

             Christian Walter
             Bayerische Hypotheken- und Wechsel-Bank
               Aktiengesellschaft, New York Branch
             Financial Square, 32 Old Slip
             New York, NY 10005

             Telephone:  (212) 440-0742
             Fax:        (212) 440-0741





                                  Schedule II

(19) BAYERISCHE LANDESBANK GIROZENTRALE, CAYMAN ISLANDS BRANCH

     Applicable Lending Office:

             Base Rate Loans:
             Bayerische Landesbank Girozentrale, Cayman Islands
               Branch
             560 Lexington Avenue - 17th Floor
             New York, NY 10022

             Eurodollar Loans:
                  -same as above-

     Address for Notices:

             Patricia Sanchez
             Bayerische Landesbank Girozentrale, Cayman Islands
               Branch
             560 Lexington Avenue
             17th Floor
             New York, NY 10022

             Telephone:  (212) 310-9810
             Fax:        (212) 310-9868





                                  Schedule II

(20) BHF-BANK AKTIENGESELLSCHAFT

     Applicable Lending Office:

             Base Rate Loans:
             BHF-BANK AG, New York Branch
             590 Madison Avenue
             New York, NY 10022-2540

             Eurodollar Loans:
             BHF-BANK AG, Grand Cayman Branch
             c/o BHF-BANK AG, NY Branch
             590 Madison Avenue
             New York, NY  10022-2540

     b) Address for Notices:

             John W. Holmquist
             BHF-BANK Aktiengesellschaft
             111 West Ocean Boulevard
             Suite 1325
             Long Beach, CA 90832-2186


             Telephone:  (310) 983-5009
             Fax:        (310) 983-5015





                                  Schedule II

(21) CAISSE NATIONALE DE CREDIT AGRICOLE (CNCA)

     Applicable Lending Office:

             Base Rate Loans:
             Caisse Nationale De Credit Agricole (CNCA)
             55 E. Monroe, 47th Floor
             Chicago, IL 60603

             Eurodollar Loans:
             CNCA-Chicago
             55 E. Monroe, 47th Floor
             Chicago, IL  60603

     Address for Notices:

             Phillip Salter
             Caisse Nationale De Credit Agricole (CNCA)
             55 E. Monroe, 47th Floor
             Chicago, IL 60603

             Telephone:  (312) 917-7417
             Fax:        (312) 372-2830





                                  Schedule II

(22) CIBC INC.

     Applicable Lending Office:

             Base Rate Loans:
             CIBC Inc.
             Two Paces Ferry Road
             2727 Paces Ferry Road
             Suite 1200
             Atlanta, GA 30339

             Eurodollar Loans:
                  -same as above-

     Address for Notices:

             Miriam McCart
             CIBC Inc.
             Two Paces Ferry Road
             2727 Paces Ferry Road
             Suite 1200
             Atlanta, GA 30339

             Telephone:  (770) 319-4842
             Fax:        (770) 319-4950





                                  Schedule II

(23) CITIBANK, N.A.

     Applicable Lending Office:

             Base Rate Loans:
             Citibank, N.A.
             399 Park Avenue
             New York, NY 10043

             Eurodollar Loans:
                  -same as above-

     Address for Notices:

             James M. Walsh
             Citibank, N.A.
             399 Park Avenue
             New York, NY 10043

             Telephone:  (212) 559-7538
             Fax:        (212) 593-0054

(24) COMMERZBANK AG

     Applicable Lending Office:

             Base Rate Loans:
             Commerzbank Ag Grand Cayman Branch
             2 World Financial Center
             New York, NY 10281

             Eurodollar Loans:
                  -same as above-

     Address for Notices:

             Andrew Jacobyansky
             Commerzbank Ag Grand Cayman Branch
             2 World Financial Center
             New York, NY 10281

             Telephone:  (212) 266-7568
             Fax:        (212) 266-7530





                                  Schedule II

(25) COMPAGNIE FINANCIERE DE CIC ET DE L'UNION EUROPEENNE

     Applicable Lending Office:

             Base Rate Loans:
             Compagnie Financiere De Cic Et De L'Union Europeenne
             520 Madison Avenue, 37th Floor
             New York, NY 10022

             Eurodollar Loans:
                  -same as above-

     Address for Notices:

             Albert M. Calo
             Compagnie Financiere De Cic Et De L'Union Europeenne
             520 Madison Avenue
             37th Floor
             New York, NY 10022

             Telephone:  (212) 715-4425
             Fax:        (212) 715-4535

(26) CREDIT LOCAL DE FRANCE, NEW YORK AGENCY

     Applicable Lending Office:

             Base Rate Loans:
             Credit Local de France
             450 Park Avenue, 3rd Floor
             New York, NY 10022

             Eurodollar Loans:
                  -same as above-

     Address for Notices:

             Michael Wiskind
             Credit Local de France
             450 Park Avenue, 3rd Floor
             New York, NY 10022

             Telephone:  (212) 753-2349
             Fax:        (212) 753-5522





                                  Schedule II

(27) CREDIT LYONNAIS CHICAGO BRANCH

     Applicable Lending Office:

             Base Rate Loans:
             Credit Lyonnais Chicago Branch
             227 West Monroe Street
             Suite 3800
             Chicago, IL 60606

             Eurodollar Loans:
                  -same as above-

     Address for Notices:

             David Payne
             Credit Lyonnais Chicago Branch
             227 West Monroe Street
             Suite 3800
             Chicago, IL 60606

             Telephone:  (312) 220-7310
             Fax:        (312) 641-0527

(28) CREDIT SUISSE

     Applicable Lending Office:

             Base Rate Loans:
             Hazel Leslie
             Risk Management
             Credit Suisse
             12 East 49th Street
             New York, NY 10017

             Eurodollar Loans:
                  -same as above-

     Address for Notices:

             Michael Viazzoli
             cc:  Jackie Bragen
             Credit Suisse
             227 West Monroe Street
             Suite 4000
             Chicago, IL 60606

             Telephone:  (312) 630-0086
             Fax:        (312) 630-0359





                                  Schedule II

(29) THE DAI-ICHI KANGYO BANK, LTD.

     Applicable Lending Office

             Base Rate Loans:
             The Dai-Ichi Kangyo Bank, Ltd.
             1 World Trade Center, 48th Floor
             New York, NY 10048

             Eurodollar Loans:
                  -same as above-

     Address for Notices:

             Takeshi Kurita
             The Dai-Ichi Kangyo Bank, Ltd.
             1 World Trade Center, 48th Floor
             New York, NY 10048

             Telephone:  (212) 432-6616
             Fax:        (212) 488-8955

(30) DEUTSCHE BANK AG - CHICAGO BRANCH

     Applicable Lending Office:

             Base Rate Loans:
             Deutsche Bank AG, Chicago Branch
             227 West Monroe, Suite 4350
             Chicago, IL 60606

             Eurodollar Loans:
             Deutsche Bank AG, Cayman Islands Branch
             c/o Deutsche Bank AG, New York Branch
             31 West 52nd Street
             New York, NY  10019

     Address for Notices:

             Hans Roderich
             Deutsche Bank AG, Chicago Branch
             227 West Monroe, Suite 4350
             Chicago, IL 60606

             Telephone:  (312) 578-4100
             Fax:        (312) 578-4111

                                  Schedule II

(31) DRESDNER BANK AG, NEW YORK AND GRAND CAYMAN BRANCHES

     Applicable Lending Office:

             Base Rate Loans:
             Dresdner Bank
             75 Wall Street
             New York, NY  10005-2889


             Eurodollar Loans:
             -same as above-

     Address for Notices:

             Lawrence Jones
             Dresdner Bank (New York)
             75 Wall Street
             New York, NY  10005-2889


             Telephone:  (212) 429-2730
             Fax:        (212) 429-2129

(32) EXPORT DEVELOPMENT CORPORATION

     Applicable Lending Office:

             Base Rate Loans:
             Export Development Corporation
             151 O'Connor Street
             Ottawa, Ontario K1A 1K3
             Canada

             Eurodollar Loans:
             -same as above-

     Address for Notices:

             Robert Forbes
             Export Development Corporation
             151 O'Connor Street
             Ottawa, Ontario K1A 1K3
             Canada

             Telephone:  (613) 598-2844
             Fax:        (613) 598-6858


                                  Schedule II

(33) THE FIRST NATIONAL BANK OF BOSTON

     Applicable Lending Office:

             Base Rate Loans:
             The First National Bank of Boston
             100 Federal Street
             Boston, MA 02110

             Eurodollar Loans:
                  -same as above-

     Address for Notices:

             Lisa Gallagher
             The First National Bank of Boston
             100 Federal Street
             Boston, MA 02110

             Telephone:  (617) 434-7156
             Fax:        (617) 434-3401

(34) THE FIRST NATIONAL BANK OF CHICAGO

     Applicable Lending Office:

             Base Rate Loans:
             The First National Bank of Chicago
             One First National Plaza
             Chicago, IL 60670-0324

             Eurodollar Loans:
                  -same as above-

     Address for Notices:

             Michael W. McCorkle
             The First National Bank of Chicago
             One First National Plaza
             Chicago, IL 60670-0324

             Telephone:  (312) 732-3568
             Fax:        (312) 732-5296


                                  Schedule II

(35) FLEET NATIONAL BANK

     Applicable Lending Office:

             Base Rate Loans:
             Fleet National Bank
             75 State Street
             Boston, MA  02109

             Eurodollar Loans:
                  -same as above-

     Address for Notices:

             Paula H. Lang
             Fleet National Bank
             75 State Street
             Boston, MA  02109

             Telephone:  (617) 346-3773
             Fax:        (617) 346-3777

(36) THE FUJI BANK, LIMITED CHICAGO BRANCH

     Applicable Lending Office:

             Base Rate Loans:
             The Fuji Bank, Limited Chicago Branch
             225 West Wacker Drive, Suite 2000
             Chicago, IL  60606

             Eurodollar Loans:
                  -same as above-

     Address for Notices:

             Robert W. Heller
             THE Fuji Bank, Limited
               Chicago Branch
             225 West Wacker Drive
             Suite 2000
             Chicago, IL  60606

             Telephone:  (312) 621-0521
             Fax:        (312) 621-0539


                                  Schedule II

(37) GULF INTERNATIONAL BANK B.S.C.

     Applicable Lending Office:

             Base Rate Loans:
             Gulf International Bank B.S.C.
             380 Madison Avenue
             New York, NY  10017

             Eurodollar Loans:
             Gulf International Bank B.S.C. Grand Cayman Branch
             c/o New York Branch, 380 Madison Avenue
             New York, NY  10017

     Address for Notices:

             Thomas E. Fitzherbert
             Gulf International Bank B.S.C.
             380 Madison Avenue
             New York, NY  10017

             Telephone:  (212) 922-2320
             Fax:        (212) 922-2309/2339

(38) THE INDUSTRIAL BANK OF JAPAN,
       LIMITED, NEW YORK BRANCH

     Applicable Lending Office:

             Base Rate Loans:
             The Industrial Bank of Japan,
               Limited, New York Branch
             245 Park Avenue, 23rd Floor
             New York, NY  10167

             Eurodollar Loans:
                  -same as above-

     Address for Notices:

             William Chin
             The Industrial Bank of Japan,
               Limited, New York Branch
             245 Park Avenue, 23rd Floor
             New York, NY  10167

             Telephone:  (212) 309-6674
             Fax:        (212) 661-8629


                                  Schedule II

(39) ISTITUTO BANCARIO SAN PAOLO DI TORINO S.p.A.

     Applicable Lending Office:

             Base Rate Loans:
             Istituto Bancario San Paolo Di Torino S.p.A.
             245 Park Avenue, 35th Floor
             New York, NY  10167

             Eurodollar Loans:
             Istituto Bancario San Paolo Di Torino Bahamas S.p.A.
             245 Park Avenue, 35th Floor
             New York, NY  10167

     Address for Notices:

             Luca Sacchi
             Istituto Bancario San Paolo
               Di Torino S.p.A.
             245 Park Avenue
             35th Floor
             New York, NY  10167

             Telephone:  (212) 692-3130
             Fax:        (212) 599-5303

(40) KB FINANCIAL SERVICES (IRELAND)

     Applicable Lending Office:

             Base Rate Loans:
             KBFSI c/o Kredietbank N.V.
             125 West 55th Street
             New York, NY  10019

             Eurodollar Loans:
             KBFSI (Paul O'Leary)
             91 Merrion Square
             Dublin 2, Ireland

     Address for Notices:

             Faicra Nagle/John Kirwan
             KBFSI
             IFSC House, Customs House Quay
             Dublin 1, Ireland

             Telephone:  (011) 35-31-670-0888
             Fax:        (011) 35-31-670-0855


                                  Schedule II

(41) LANDESBANK HESSEN-THURINGEN GIROZENTRALE

     Applicable Lending Office:

             Base Rate Loans:
             Landesbank Hessen-Thuringen Girozentrale
             420 Fifth Avenue, 24th Floor
             New York, NY  10018

             Eurodollar Loans:
                  -same as above-

     Address for Notices:

             Cornelius J. McMorrow
             Landesbank Hessen-Thuringen
               Girozentrale
             420 Fifth Avenue
             24th Floor
             New York, NY  10018

             Telephone:  (212) 703-5224
             Fax:        (212) 703-5256

(42) LTCB TRUST COMPANY

     Applicable Lending Office:

             Base Rate Loans:
             LTCB Trust Company
             165 Broadway, 49th Floor
             New York, NY  10006

             Eurodollar Loans:
                  -same as above-
     Address for Notices:

             Tetsuya Fukunaga
             LTCB Trust Company
             165 Broadway
             49th Floor
             New York, NY  10006

             Telephone:  (212) 335-4549
             Fax:        (212) 608-2371


                                  Schedule II

(43) MERITA BANK LTD - NEW YORK BRANCH

     Applicable Lending Office:

             Base Rate Loans:
             Merita Bank Ltd - New York Branch
             437 Madison Avenue, 21st Floor
             New York, NY  10022

             Eurodollar Loans:
                  -same as above-
     Address for Notices:

             Charles J. Lansdown
             Merita Bank Ltd,
               New York Branch
             437 Madison Avenue
             21st Floor
             New York, NY  10022

             Telephone:  (212) 318-9562
             Fax:        (212) 421-4420

(44) THE MITSUBISHI TRUST AND BANKING CORPORATION

     Applicable Lending Office:

             Base Rate Loans:
             The Mitsubishi Trust and Banking Corporation
             520 Madison Avenue
             New York, NY  10022

             Eurodollar Loans:
                  -same as above-

     Address for Notices:

             Anthony Rock
             The Mitsubishi Trust and
               Banking Corporation
             520 Madison Avenue
             New York, NY  10022

             Telephone:  (212) 891-8425
             Fax:        (212) 844-6825 or 593-4691


                                  Schedule II

(45) THE MITSUI TRUST AND BANKING COMPANY, LIMITED

     Applicable Lending Office:

             Base Rate Loans:
             THE Mitsui Trust and Banking Company, Limited
             One World Financial Ctr, 21st Floor
             200 Liberty Street
             New York, NY  10281

             Eurodollar Loans:
                  -same as above-

     Address for Notices:

             Paul Dellova, Jr.
             The Mitsui Trust and Banking
               Company, Limited
             One World Financial Center
             21st Floor
             200 Liberty Street
             New York, NY  10281

             Telephone:  (212) 341-0469
             Fax:        (212) 945-4171/4170

(46) NATIONSBANK OF TEXAS, N.A.

     Applicable Lending Office:

             Base Rate Loans:
             Nationsbank of Texas, N.A.
             901 Main Street
             Dallas, TX  75202

             ii) Eurodollar Loans:
                    -same as above-

     Address for Notices:

             Tony Cacheria
             Nationsbank of Texas, N.A.
             901 Main Street
             64th Floor
             Dallas, TX  75202

             Telephone:  (214) 508-0157
             Fax:        (214) 508-9390


                                  Schedule II

(47) THE NIPPON CREDIT BANK, LTD.

     Applicable Lending Office:

             Base Rate Loans:
             The Nippon Credit Bank, Ltd.
             245 Park Avenue
             New York, NY  10167

             Eurodollar Loans:
                  -same as above-

     Address for Notices:

             Peter Capitelli
             The Nippon Credit Bank, Ltd.
             245 Park Avenue
             New York, NY  10167
             Telephone:  (212) 984-1331
             Fax:        (212) 490-3895

(48) THE NORTHERN TRUST COMPANY

     Applicable Lending Office:

             Base Rate Loans:
             The Northern Trust Company
             50 S. LaSalle Street
             Chicago, IL  60675

             Eurodollar Loans:
                  -same as above-

     Address for Notices:

             Diane M. Baer
             The Northern Trust Company
             50 S. LaSalle Street
             Chicago, IL  60675

             Telephone:  (312) 444-5802
             Fax:        (312) 444-5055


                                  Schedule II

(49) PNC BANK, NATIONAL ASSOCIATION

     Applicable Lending Office:

             Base Rate Loans:
             PNC Bank, N.A.
             100 South Broad Street
             9th Floor
             Philadelphia, PA  19101

             Eurodollar Loans:
                  -same as above-

     Address for Notices:

             Tom Partridge
             PNC Bank, N.A.
             100 South Broad Street
             9th Floor
             Philadelphia, PA  19101

             Telephone:  (215) 585-8457
             Fax:        (215) 585-6680


                                  Schedule II

(50) COOPERATIVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A.,
       "RABOBANK NEDERLAND", NEW YORK BRANCH

     Applicable Lending Office:

             Base Rate Loans:
             Rabobank Nederland, New York Branch
             Corporate Services
             215 Park Avenue
             New York, NY  10167

             Eurodollar Loans:
                  -same as above-

     Address for Notices:

             Douglas W. Zylstra
             Rabobank Nederland
             300 South Wacker Drive
             Suite 3500
             Chicago, IL  60606

             Telephone:  (312) 408-8248
             Fax:        (312) 786-0052

             with a copy to:

             Guillermo Bilbao
             Rabobank Nederland
             245 Park Avenue
             New York, NY  10167

             Telephone:  (212) 916-7864
             Fax:        (212) 916-7880


                                  Schedule II

(51) ROYAL BANK OF CANADA

     Applicable Lending Office:

             Base Rate Loans:
             Royal Bank of Canada, New York Branch
             Financial Square, 23rd Floor
             New York, NY  10005-3531

             Eurodollar Loans:
             Royal Bank of Canada, New York Branch
             Financial Square
             23rd Floor
             New York, NY  10005-3531

     Address for Notices:

             Royal Bank of Canada
             New York Branch
             Financial Square, 23rd Floor
             New York, NY  10005-3531
             Attention:  Manager, Credit Administration

             Telephone:  (212) 428-6311
             Fax:        (212) 428-2372

             with a copy to:

             John Page
             Royal Bank of Canada
             Financial Square
             24th Floor
             New York, NY  10005-3531

             Telephone:  (212) 428-6551
             Fax:        (212) 428-6460


                                  Schedule II

(52) THE SAKURA BANK, LIMITED

     Applicable Lending Office:

             Base Rate Loans:
             The Sakura Bank, Limited, New York Branch
             277 Park Avenue, 46th Floor
             New York, NY  10172-0098

             Eurodollar Loans:
                  -same as above-

     Address for Notices:

             Mr. Kazuhiro Kuramoto
             The Sakura Bank, Limited,
               New York Branch
             277 Park Avenue
             46th Floor
             New York, NY  10172-0098

             Telephone:  (212) 756-6802
             Fax:        (212) 888-7651

(53) THE SANWA BANK, LIMITED
        NEW YORK BRANCH

     Applicable Lending Office:

             Base Rate Loans:
             The Sanwa Bank, Limited
               New York Branch
             55 East 52nd Street
             New York, NY  10055

             Eurodollar Loans:
                  -same as above-

     Address for Notices:

             Laurance J. Bressler
             The Sanwa Bank, Limited
               New York Branch
             55 East 52nd Street
             New York, NY  10055

             Telephone:  (212) 339-6213
             Fax:        (212) 754-2360


                                  Schedule II

(54) SOCIETE GENERALE

     Applicable Lending Office:

             Base Rate Loans:
             Societe Generale
             181 West Madison Street-Suite 3400
             Chicago, Illinois  60602

             Eurodollar Loans:
                  -same as above-

     Address for Notices:

             Seth Asofsky
             Societe Generale
             181 West Madison Street
             Suite 3400
             Chicago, IL  60602

             Telephone:  (312) 578-5055
             Fax:        (312) 578-5099

(55) THE SUMITOMO TRUST & BANKING CO., LTD., NEW YORK BRANCH

     Applicable Lending Office:

             Base Rate Loans:
             The Sumitomo Trust & Banking Co., Ltd.,
               New York Branch
             527 Madison Avenue
             New York, NY  10022

             Eurodollar Loans:
                  -same as above-

     Address for Notices:

             Robin Schreiber
             The Sumitomo Trust & Banking Co., Ltd.,
               New York Branch
             527 Madison Avenue
             New York, NY  10022

             Telephone:  (212) 326-0781
             Fax:        (212) 418-4848


                                  Schedule II

(56) SWISS BANK CORPORATION, NEW YORK BRANCH

     Applicable Lending Office:

             Base Rate Loans:
             Swiss Bank Corporation, New York Branch
             222 Broadway
             New York, NY  10038

             Eurodollar Loans:
                  -same as above-

     Address for Notices:

             Sean Kelly
             Swiss Bank Corporation,
               New York Branch
             222 Broadway
             4th Floor
             New York, NY  10038

             Telephone:  (212) 335-1875
             Fax:        (212) 574-3228

(57) THE TOKAI BANK, LIMITED

     Applicable Lending Office:

             Base Rate Loans:
             The Tokai Bank, Limited New York Branch
             55 East 52nd Street
             New York, NY  10055

             Eurodollar Loans:
                  -same as above-

     Address for Notices:

             John Quigley
             The Tokai Bank, Limited
               New York Branch
             55 East 52nd Street
             New York, NY  10055

             Telephone:  (212) 339-1091
             Fax:        (212) 754-2170


                                  Schedule II

(58) TORONTO DOMINION (NEW YORK), INC.

     Applicable Lending Office:

             Base Rate Loans:
             Toronto Dominion (New York), Inc.
             909 Fannin Street, 17th Floor
             Houston, TX  77010

             Eurodollar Loans:
                  -same as above-

     Address for Notices:

             Debbie Greene
             The Toronto-Dominion Bank
             909 Fannin Street
             17th Floor
             Houston, TX  77010

             Telephone:  (713) 653-8245
             Fax:        (713) 951-9921

(59) UNION BANK OF CALIFORNIA, N.A.

     Applicable Lending Office:

             Base Rate Loans:
             Union Bank of California
             445 S. Figueroa Street
             Los Angeles, CA  90071

             Eurodollar Loans:
                  -same as above-

     Address for Notices:

             Kevin Sampson
             Union Bank of California
             445 S. Figueroa Street
             Suite 700
             Los Angeles, CA  90071

             Telephone:  (213) 236-6585
             Fax:        (213) 236-5747


                                  Schedule II

(60) UNION BANK OF SWITZERLAND, NEW YORK BRANCH

     Applicable Lending Office:

             Base Rate Loans:
             Union Bank of Switzerland
             299 Park Avenue
             New York, NY  10171

             Eurodollar Loans:
             Union Bank of Switzerland, New York Branch
             299 Park Avenue
             New York, NY  10171

     Address for Notices:

             Richard Ennis
             Union Bank of Switzerland
             299 Park Avenue
             New York, NY  10171

             Telephone:  (212) 821-3949
             Fax:        (212) 821-3689

(61) WESTDEUTSCHE LANDESBANK GIROZENTRALE, NEW YORK BRANCH

     Applicable Lending Office:

             Base Rate Loans:
             Westdeutsche Landesbank Girozentrale,
               New York Branch
             1211 Avenues of the Americas
             New York, NY  10036

             Eurodollar Loans:
                  -same as above-

     Address for Notices:

             John B. Hall
             Westdeutsche Landesbank
               Girozentrale,
               Chicago Rep. Office
             181 West Madison Street
             Chicago, IL  60602

             Telephone:  (312) 553-1600
             Fax:        (312) 553-1608


                                  Schedule II

(62) YASUDA TRUST & BANKING CO., LTD.

     Applicable Lending Office:

             Base Rate Loans:
             Yasuda Trust & Banking Co., Ltd.
             666 Fifth Avenue, Suite 801
             New York, NY  10103

             Eurodollar Loans:
                  -same as above-

     Address for Notices:

             DoHoon Kim
             Yasuda Trust & Banking Co., Ltd.
             666 Fifth Avenue
             Suite 801
             New York, NY  10103

             Telephone:  (212) 373-5879
             Fax:        (212) 373-5796


                                  Schedule II

                                                                    SCHEDULE III

                                   Litigation

                                     None.





                                  Schedule III

                                                                     SCHEDULE IV

                    LLC Membership Interests & Equity Rights


Part A -- Members:

See attached Annex B from the Iridium LLC Limited Liability Company Agreement.

On the closing date Motorola will receive one Series B Class 2 Interest and 75 Series C Class 2 Interests



Part B -- Equity Rights:

Iridium LLC has issued or intends to issue the following Equity Rights:

1. A warrant to Motorola (the "Motorola Warrant") to purchase Series M Class 2 Interests, the designations of which are as set forth in
         Section 4.04 of the LLC Agreement.

2. Warrants to certain Members to purchase in the aggregate 68,427 Class 1 Interests.

3. Series A Class 2 Interests, the designations of which are as set forth in Section 4.05 of the LLC Agreement and which are convertible into Class 1 Interests.

4. The Company is authorized to issue warrants to purchase up to 150,000 Class 1 Interests to guarantors of its obligations under this Credit Agreement.

5. The Company is authorized to issue warrants to purchase up to 122,200 Class 1 Interests to gateway territory owners.





                                  Schedule IV

                                    ANNEX B

                                   INTERESTS


                                                                Series M            Series A         Series B          Series C
                                               Class 1         Convertible         Class 2           Class 2           Class 2
     Name and Business Address               Interests     Class 2 Interests       Interests         Interests         Interests
     -------------------------               ---------     -----------------       ---------         ---------         ---------
BCE Mobile Communications, Inc.                  --                  --              8,000                --                --
  8501 Trans Canada Highway
  ST - Laurent, Quebec
  Canada

Iridium Africa Corporation                   40,000                  --                 --                --                --
  c/o Mawarid Services (UK) Ltd.
  Barkeley Square House, 6th Floor
  Barkeley Square
  London W1X 5PN England

Iridium Andes-Caribe                          2,000                  --                 --                --                --
  Ed. Maploca II - Piso 4
  Av. Principal de Los Cortijos de Lourdes
  Caracas, Venezuela

Iridium Brasil S/A                            2,523                  --                 --                --                --
  CX. Postal 7060
  80021 - Curitiba - PR -
  Brazil

Iridium Canada, Inc.                         70,000                  --                 --                --                --
  c/o BCE Mobile
  20 Carlson Court
  Etobloke, Ontario
  Canada  M9W 6V4

Iridium China (Hong Kong) Ltd.               70,000                  --                 --                --                --
  12/F Conic Investment Building
  13 Hok Yuan Street
  Hunghom, Kowloon, Hong Kong

Iridium Middle East Corporation              80,000                  --                 --                --                --
  c/o Carlyle International
  1001 Pennsylvania Ave., N.W.
  Washington, D.C. 20004





                                   ANNEX B

                                                                 Series M           Series A          Series B          Series C
                                                Class 1         Convertible         Class 2           Class 2           Class 2
     Name and Business Address                Interests     Class 2 Interests       Interests         Interests         Interests
     -------------------------                ---------     -----------------       ---------         ---------         ---------
  -or-

  c/o Mawarid Services (UK) Ltd.
  Berkeley Square House, 6th Floor
  Berkeley Square
  London W1X 5PN England

Iridium India Telecom Limited                     70,000              --                 --                --                --
  c/o Industrial Development Bank of India
  IBDI Tower, Cuffe Parade
  Bombay - 400 005 India

Iridium SudAmerica Corporation                   140,000              --                 --                --                --
  Ed. Maploca II - Piso 4
  Av. Principal de Los Cortijos de Lourdes
  Caracas, Venezuela

Khrunichev State Research and
  Production Space Center                         70,000              --             11,775                --                --
    18, Novozsvodskaja St.
    Moscow 121309
    Russian Federation

Korea Mobile Telecommunications
  Corporation                                     70,000              --             11,775                --                --
    6th Floor, Namsan Green Building 267
    5-ga, Namdaemunno
   Chung-gue, Seoul Korea

Lockheed Martin Corporation                       20,000              --                 --                --                --
  1111 Lockheed Way
  ORGN 50-01, Bldg. 104
  Sunnyvale, CA  94089

Motorola, Inc.                                   318,919              --                 --                --                --
  1303 East Algonquin Rd.
  Schaumburg, IL  60196

Nippon Iridium (Bermuda) Limited                 210,000              --                 --                --                --
  c/o NIPPON IRIDIUM CORPORATION





                                   ANNEX B

                                                                  Series M           Series A          Series B          Series C
                                                 Class 1         Convertible         Class 2           Class 2           Class 2
     Name and Business Address                 Interests     Class 2 Interests       Interests         Interests         Interests
     -------------------------                 ---------     -----------------       ---------         ---------         ---------
Ichibancho FS Building 8
  Ichibancho Chiyoda-ku
  Tokyo 102 Japan

Pacific Electric Wire & Cable, Co., Ltd.           70,000              --                 --                --                --
  4th Floor, Pacific Commercial Bldg.
  285, Chung Hsiao East Road, Section 4
  Taipel 106, Taiwan

Raytheon Company                                   12,000              --                 --                --                --
  1001 Boston Post Road
  Marlboro, MA  01752

STET - Societa Finanziaria Telefonica              60,000              --                 --                --                --
  per Azioni
    c/o Telecom Italia SpA
    Via Flaminia 189
    00196 Rome Italy

Sprint Iridium, Inc.                               70,000              --             11,775                --                --
  2330 Shawnee Mission Parkway
  Westwood, KS  66205

Thai Satellite Telecommunications Co.,             70,000              --                 --                --               --
  Ltd.
    c/o United Communication
      Industry Co. Ltd.
    20 Phahonyothin Rd.
    Soi 11 Phayathai
    Bangkok 10400, Thailand

VEBACOM Holdings, Inc.                            165,705              --                 --                --                --
  c/o VEBACOM GmbH
  Am. Bonneshof 35
  D-40474 Dusseldorf Germany

          Totals                                1,611,147              --             43,325                --                --





                                   ANNEX B

                                                                      SCHEDULE V

                          Subsidiaries and Investments

                        [See Sections 7.13 and 8.08(a)]

Part A -- Subsidiaries:


None.



Part B -- Other Investments:


None.





                                   Schedule V

                                                                     SCHEDULE VI

                                  Indebtedness

                             [See Section 8.07(b)]



1. $480,150,000 principal amount at maturity of 14 1/2% Senior Subordinated Discount Notes Due 2006 owing to members of Iridium LLC or affiliates of such members.





                                  Schedule VI